                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ]    Confidential, for Use of Commission Only (as permitted by
       Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Deutsche Investors Funds, Inc.
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)     Title of each class of securities to which transaction applies:
       (2)     Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)     Proposed maximum aggregate value of transaction:
       (5)     Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                                   [LOGO] Deutsche Asset Management
                                   A Member of the Deutsche Bank Group

                                                                      July 2002

Dear Shareholder:

   Your fund and certain other funds within the Deutsche Asset Management Fund Complex ('DeAM Fund Complex') are holding shareholder meetings at which shareholders will be asked to vote on certain proposals.

   You will be asked to elect members of the Board governing your fund. This proposal is part of an overall plan to coordinate and enhance the efficiency of governance by the boards of the DeAM Fund Complex. Your Board also believes that your fund will benefit from the greater diversity and the expertise of the nominees that would be included on the expanded boards.

   As you know, your investment advisor's parent, Deutsche Bank AG, has, through acquisitions such as Zurich Scudder Investments, and through internal reorganizations, sought to enhance its global research and investment management capabilities. Consistent with these changes, you will also be asked to approve a new advisory agreement. Under the new advisory agreement, your advisor would be authorized to appoint certain affiliates as sub-advisors. This would allow your fund's advisor to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting the advisor to delegate certain portfolio management services to these entities. Shareholders of certain funds will also be asked to approve a new sub-advisory agreement.

   The enclosed proxy statement details these proposals. For your convenience, we've provided a question and answer section that offers a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your fund. Please read these materials carefully.

  Please be assured that:

   . These proposals will have no effect on the number of shares you own or the value of those shares.
   . The advisory fees applicable to your fund will not change.
   . The members of your fund's Board carefully reviewed each proposal prior to recommending that you vote in favor of each proposal.

   To vote, simply complete the enclosed proxy card(s)--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. Or, you can save time by voting through the Internet or by telephone as described on your proxy card.

   Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

                         Respectfully,
                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch
                         Assistant Secretary

The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

                             QUESTIONS AND ANSWERS

    Q: What is the purpose of this proxy solicitation?

    A: The purpose of this proxy solicitation is to ask you to vote on the following issues:

      . to elect eleven members of the Board of Directors of Deutsche Investors Funds, Inc. (the 'Company'), of which your fund is a series, whose terms will be effective beginning August 16, 2002 or on such later date as shareholder approval is obtained;

      . for Global Biotechnology Fund and Growth Opportunity Fund, to approve new investment advisory agreements between the Company, on behalf of each Fund, and Deutsche Asset Management, Inc. ('DeAM, Inc.');

      . for Top 50 US Fund and Japanese Equity Fund, to approve a new investment advisory agreement between Deutsche Investors Portfolios Trust and DeAM, Inc.;

      . for Global Biotechnology Fund and Growth Opportunity Fund, to approve new sub-advisory agreements among the Company, on behalf of each Fund, DeAM, Inc. and DWS International Portfolio Management GmbH ('DWS') and Jennison Associates LLC ('Jennison'), respectively; and

      . for Japanese Equity Fund, to approve a new sub-advisory agreement between DeAM, Inc. and Deutsche Asset Management (Japan) Limited.

   Each of Top 50 US Fund and Japanese Equity Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master portfolio. Each master portfolio is a series of Deutsche Investors Portfolios Trust (the 'Trust'). Under the Investment Company Act of 1940, as amended, each fund's voting rights with respect to the master portfolio interests that it holds must be passed through to the fund's own shareholders.

   THE BOARD MEMBERS OF THE COMPANY RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

I. BOARD PROPOSAL TO ELECT NEW BOARD MEMBERS

    Q: Why am I being asked to vote for Board members?

    A: Fund management recommended to the Board, and the Board agreed, that the Company, along with certain other funds that are managed, advised, sub-advised or administered by DeAM, Inc. and certain other funds managed, advised or administered by Investment Company Capital Corp. ('ICCC') (collectively, the 'DeAM Funds') should be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all DeAM Funds, we need shareholder approval to add certain persons to the Company's Board and the Trust's Board. The Trust's Board agreed to submit this proposal to shareholders.

    Q: Why did the Company's Board and the Trust's Board approve management's recommendation?

    A: Fund management recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Boards considered, among other factors, that a unified group board structure should benefit the Company, the Trust and your fund by creating an experienced group of Board members who understand the operations of the Company and the DeAM Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently. There may also be cost savings in avoiding duplication of efforts involved in the preparation and conduct of board meetings.

    Q: If the Board proposal is approved by shareholders, how many directors will sit on the Board?

    A: If all nominees are elected, the Company's Board and the Trust's Board will each consist of eleven individuals. Five of these persons currently serve as members of each Board; six persons will be new to the Company's Board and the Trust's Board but have experience serving on the boards of various other investment companies within the DeAM Fund Complex.

II. PROPOSAL RELATED TO APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

    Q: Why am I being asked to vote for a new investment advisory agreement?

    A: Fund management recommended to the Board that they approve the new investment advisory agreements in order to simplify the organizational structure of Deutsche Bank's US mutual fund operations. The proposed new advisory agreements described in the proxy statement will cover sub-stantially similar provisions and do not differ in terms of services to be provided or fees to be paid therefor from the current advisory agreements pursuant to which services are provided to the funds, except for the dates of execution, effectiveness and initial term, for Top 50 US Fund and Japanese Equity Fund, certain changes to the 'Delegation of Responsibilities' language, and except that, under the new advisory agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, would be the investment advisor rather than ICCC, also an indirect wholly owned subsidiary of Deutsche Bank. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. The proposed delegation provision is also intended to authorize the selection of sub-advisors under circumstances yet to be approved or identified by the Securities and Exchange Commission or its staff.

       In determining to recommend that the shareholders approve the new advisory agreements, the Board considered, among other factors, the potential benefits to the funds of providing DeAM, Inc. more flexibility in structuring portfolio management services for each fund and that the change to DeAM, Inc. is a matter of administrative convenience and no material changes will result with respect to the services currently provided to the funds. In addition, the Board considered that DeAM, Inc. will be able to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities.

    Q: Will the investment advisory fees remain the same?

    A: Yes. The investment advisory fee rates proposed to be charged to the funds under the new advisory agreements are the same as the respective investment advisory fee rates charged under the current advisory agreements.

III. GLOBAL BIOTECHNOLOGY FUND, GROWTH OPPORTUNITY FUND AND JAPANESE EQUITY FUND SHAREHOLDERS ONLY-- PROPOSAL RELATED TO APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

    Q: Why am I being asked to vote for a new sub-advisory agreement?

    A: Fund management has proposed new sub-advisory agreements on behalf of each of Global Biotechnology Fund with DWS, on behalf of Growth Opportunity Fund with Jennison and on behalf of Japanese Equity Fund with Deutsche Asset Management (Japan) Limited ('DeAMJ'), pursuant to which

       DWS, Jennison or DeAMJ, as applicable, would furnish information, investment recommendations, advice and assistance to the funds and to DeAM, Inc. DeAM, Inc. will remain fully responsible for DWS', Jennison's or DeAMJ's actions under the proposed sub-advisory agreements. The proposed new sub-advisory agreements for Global Biotechnology Fund and Growth Opportunity Fund contain substantially similar provisions and do not differ in substance from the current sub-advisory agreements pursuant to which services are provided to the funds, except for the dates of execution, effectiveness and initial term, and the substitution of DeAM, Inc. for ICCC. The proposed new sub-advisory agreement for Japanese Equity Fund contains substantially similar provisions as the current sub-advisory agreement. However, Fund management proposed, in connection with the special meeting, changing the Fund's sub-advisor from DWS to DeAMJ, both of which are wholly owned subsidiaries of Deutsche Bank, and affiliates of ICCC and DeAM, Inc. Under the new sub-advisory agreement, DeAM, Inc. would be the investment advisor rather than ICCC.

    Q: Will the investment advisory fees remain the same?

    A: Yes. The sub-advisory fees will be paid by DeAM, Inc. and not by your fund, and therefore these fees will have no effect on the investment advisory fee paid by your fund to DeAM, Inc.

IV. GENERAL QUESTIONS

    Q: What are the Board's recommendations?

    A: The Board recommends that all shareholders vote 'FOR' the nominees for the Board and 'FOR' the approval of the new advisory agreements. The Board also recommends that Global Biotechnology Fund, Growth Opportunity Fund and Japanese Equity Fund shareholders vote 'FOR' the approval of the new sub-advisory agreements.

    Q: Will my fund pay for the proxy solicitation and legal costs associated with this solicitation?

    A: No, DeAM, Inc. will bear these costs.

    Q: How can I vote?

    A: You can vote in any one of four ways:

      . Through the Internet by going to the website listed on your proxy card(s);

      . By telephone, with a toll-free call to the number listed on your proxy card;

      .   By mail, with the enclosed proxy card(s); or

      .   In person at the special meeting.

       We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. These voting methods will save your fund money. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

    Q: I plan to vote by mail. How should I sign my proxy card(s)?

    A: Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

    Q: I plan to vote by telephone. How does telephone voting work?

    A: To vote by telephone, please read and follow the instructions on your enclosed proxy card(s).

    Q: I plan to vote through the Internet. How does Internet voting work?

    A: To vote through the Internet, please read and follow the instructions on your enclosed proxy card(s).

    Q: Whom should I call with questions?

    A: Please call Georgeson Shareholder Communications, Inc. at 1-866-474-6829 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

    Q: Why am I receiving proxy information on funds that I do not own?

    A: Since shareholders of all of the DeAM Funds are being asked to approve certain of the same proposals, most of the information that must be included in a proxy statement for your fund needs to be included in a proxy statement for other funds as well. Therefore, in order to save money and to promote efficiency, one proxy statement has been prepared for the Company.

 The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.

                        DEUTSCHE INVESTORS FUNDS, INC.

                                Top 50 US Fund
                             Japanese Equity Fund
                           Global Biotechnology Fund
                                      and
                            Growth Opportunity Fund

                               One South Street
                           Baltimore, Maryland 21202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held August 16, 2002

   A special meeting of shareholders of the Top 50 US Fund, Japanese Equity Fund, Global Biotechnology Fund and Growth Opportunity Fund, each a series of Deutsche Investors Funds, Inc. (the 'Company') will be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on August 16, 2002 at 10:00 am (Eastern time) (the 'Special Meeting'). The Company is an open-end management investment company, organized under the laws of the State of Maryland. The Company is comprised of the above series (each, a 'Fund,' and collectively, the 'Funds').

   Each of the Top 50 US Fund and Japanese Equity Fund operates as a feeder fund (each, a 'Feeder Fund,' and collectively, the 'Feeder Funds') in a master-feeder fund arrangement with a corresponding master portfolio (each, a 'Portfolio,' and collectively, the 'Portfolios'). Each Feeder Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio with the same investment objective and policies. The Portfolios in which the Feeder Funds invest are organized as registered open-end management investment companies established as series of Deutsche Investors Portfolios Trust (the 'Trust') under the laws of the State of New York. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the '1940 Act'), applicable to master-feeder arrangements, each Feeder Fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the Feeder Fund's own shareholders. Each of the Global Biotechnology Fund and Growth Opportunity Fund is a stand-alone fund.

   The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and described more fully under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL 1: (Voted on By      To elect eleven Directors of the Company to hold
All Funds together)           office until their respective successors have
                              been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

PROPOSAL 2A: (Global          To approve a new investment advisory agreement (a
Biotechnology and Growth      'New Advisory Agreement') between the Company, on
Opportunity only)             behalf of the Funds, and Deutsche Asset
                              Management, Inc. ('DeAM, Inc.') to be implemented within two years of the date of the Special
                              Meeting upon approval of the members of the Company's Board of Directors who are not 'interested persons' (as defined in the Investment Company Act of 1940, as amended).

PROPOSAL 2B: (Top 50 US       To approve a new investment advisory agreement (a
and Japanese Equity only)     'New Advisory Agreement') between the Trust, on
                              behalf of the Portfolios, and DeAM, Inc. to be implemented within two years of the date of the Special Meeting upon approval of the members of the Trust's Board of Trustees who are not 'interested persons' (as defined in the Investment Company Act of 1940, as amended).

PROPOSAL 3A: (Global          To approve a new sub-advisory agreement (a 'New
Biotechnology and Growth      Sub-Advisory Agreement') among the Company, on
Opportunity only)             behalf of the Funds, DeAM, Inc. and each Fund's
                              respective sub-advisor (each a 'Sub-Advisor') to be implemented within two years of the date of the Special Meeting upon approval of the members of the Company's Board of Directors who are not 'interested persons' (as defined in the Investment Company Act of 1940, as amended).

PROPOSAL 3B: (Japanese        To approve a new sub-advisory agreement (a 'New
Equity only)                  Sub-Advisory Agreement') between DeAM, Inc. and
                              Deutsche Asset Management (Japan) Limited
                              ('DeAMJ' or the 'Sub-Advisor') to be implemented upon approval of the members of the Trust's Board of Trustees who are not 'interested persons' (as defined in the Investment Company Act of 1940, as amended).

   The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

   The New Advisory Agreements described in Proposal 2A contain substantially similar provisions and do not differ in substance from the Current Advisory Agreements pursuant to which services are provided to the Funds, except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank AG ('Deutsche Bank'), would be the investment advisor rather than Investment Company Capital Corp. ('ICCC'), also an indirect wholly owned subsidiary of Deutsche Bank, and DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Directors, to appoint certain affiliates as sub-advisors.

   The New Advisory Agreement described in Proposal 2B contains substantially similar provisions and does not differ in substance from the Current Advisory Agreement pursuant to which services are provided to the Portfolios, except for the dates of execution, effectiveness, initial term and certain changes to the 'Delegation of Responsibilities' language described in the proxy statement, and except that, under the New Advisory Agreement, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, would be the investment advisor rather than ICCC, also an indirect wholly owned subsidiary of Deutsche Bank.

   The New Sub-Advisory Agreements described in Proposal 3A contain substantially similar provisions and do not differ in substance from the Current Sub-Advisory Agreements except for the dates of execution, effectiveness, and initial term, and except that, under the New Sub-Advisory Agreements, DeAM, Inc. would be the investment advisor rather than ICCC.

   The New Sub-Advisory Agreement described in Proposal 3B contains substantially similar provisions as the Current Sub-Advisory Agreement. However, Fund management proposed, in connection with the Special Meeting, changing the Fund's sub-advisor from DWS International Portfolio Management GmbH ('DWS') to Deutsche Asset Management (Japan) Limited ('DeAMJ'), both of which are wholly owned subsidiaries of Deutsche Bank, and affiliates of ICCC and DeAM, Inc. Under the New Sub-Advisory Agreement, DeAM, Inc. would be the investment advisor rather than ICCC.

   Implementation of Proposal 3A or Proposal 3B for a Fund/Portfolio is contingent upon the approval of Proposal 2A or Proposal 2B, as appropriate (the New Advisory Agreement) by the shareholders of that Fund. If shareholders of a Fund do not approve Proposal 2A or Proposal 2B, as appropriate, but approve Proposal 3A or Proposal 3B, the Current Advisory and Sub-Advisory Agreements will remain in effect and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders.

   The close of business on June 26, 2002 has been fixed as the record date for the determination of the shareholders of the Company entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

   The Board of Directors of the Company unanimously recommends that shareholders vote FOR the election of each nominee to the Board of Directors of the Company and FOR each applicable Proposal.

   This notice and related proxy material are first being mailed to shareholders of the Company on or about July 16, 2002. This proxy is being solicited on behalf of the Board of Directors of the Company.

                         By Order of the Board of Directors,

                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch, Assistant Secretary

Baltimore, Maryland
July 9, 2002


WHETHER OR NOT YOU EXPECT TO ATTEND THE  SPECIAL  MEETING,  PLEASE  COMPLETE,
 DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED
  ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE
   VOTING BY TELEPHONE OR  THROUGH  THE  INTERNET).  NO  POSTAGE  NEED  BE
    AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.  THE  PROXY
     IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT 1-866-474-6829.

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

    Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted 'FOR' the nominees for Director named in the attached Proxy Statement; 'FOR' the approval of the new investment advisory agreements with Deutsche Asset Management, Inc.; 'FOR' the approval of new sub-advisory agreements among the Company, Deutsche Asset Management, Inc. and (i) DWS International Portfolio Management GmbH (Global Biotechnology Fund only) and
 (ii) Jennison Associates LLC (Growth Opportunity Fund only); 'FOR' the approval of a new sub-advisory agreement between Deutsche Asset Management, Inc. and Deutsche Asset Management (Japan) Limited (Japanese Equity Fund only); and, in the discretion of the persons appointed as proxies, either 'FOR' or 'AGAINST' any other business that may properly arise at the Special Meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card(s) to vote, you may vote shares that are registered in your name, as well as shares held in 'street name' through a broker, via the Internet or telephone. To vote in this manner, you will need the 'control' number(s) that appear on your proxy card(s).

   See your proxy card(s) for instructions for Internet voting.

   You may also call 1-866-474-6829 and vote by telephone.

    If we do not receive your completed proxy card(s), our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Company involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                Valid Signature
-----------------------------------------------------------------------------------
Corporate Accounts
   (1) ABC Corp.                                     ABC Corp. John Doe, Treasurer
   (2) ABC Corp.                                     John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer             John Doe
   (4) ABC Corp. Profit Sharing Plan                 John Doe, Director
-----------------------------------------------------------------------------------
Partnership Accounts
   (1) The XYZ Partnership                           Jane B. Smith, Partner
   (2) Smith and Jones, Limited Partnership          Jane B. Smith, General Partner
-----------------------------------------------------------------------------------
Trust Accounts
   (1) ABC Trust Account                             Jane B. Doe, Director
   (2) Jane B. Doe, Director u/t/d 12/28/78          Jane B. Doe
-----------------------------------------------------------------------------------
Custodial or Estate Accounts
   (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
       UGMA/UTMA                                     John B. Smith
   (2) Estate of John B. Smith                       John B. Smith, Jr., Executor

                        DEUTSCHE INVESTORS FUNDS, INC.

                                Top 50 US Fund
                             Japanese Equity Fund
                           Global Biotechnology Fund
                                      and
                            Growth Opportunity Fund

                               One South Street
                           Baltimore, Maryland 21202

                    PROXY STATEMENT FOR THE SPECIAL MEETING
                                OF SHAREHOLDERS

                          To Be Held August 16, 2002

   This proxy statement ('Proxy Statement') is being furnished in connection with the solicitation by the Board of Directors of Deutsche Investors Funds, Inc. (the 'Company') on behalf of the Top 50 US Fund, Japanese Equity Fund, Global Biotechnology Fund and Growth Opportunity Fund (each, a 'Fund,' and collectively, the 'Funds') to be used at the special meeting of the Company to be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on August 16, 2002 at 10:00 am (Eastern time) and at any adjournments thereof (the 'Special Meeting'). This Proxy Statement and accompanying proxy card(s) ('Proxy') are expected to be mailed to shareholders on or about July 16, 2002.

   The Company is an open-end management investment company, organized under the laws of the State of Maryland. Each of the Top 50 US Fund and Japanese Equity Fund operates as a feeder fund (each, a 'Feeder Fund,' and collectively, the 'Feeder Funds') in a master-feeder fund arrangement with a corresponding master portfolio (each, a 'Portfolio,' and collectively, the 'Portfolios'). Each Feeder Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio with the same investment objective and policies. The Portfolios in which the Feeder Funds invest are organized as registered open-end management investment companies established as series of Deutsche Investors Portfolios Trust (the 'Trust') under the laws of the State of New York. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the '1940 Act'), applicable to master-feeder arrangements, each Feeder Fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the Feeder Fund's own shareholders. Each of the Global Biotechnology Fund and Growth Opportunity Fund is a stand-alone fund.

   Each Fund is comprised of three separate classes, each with its own expense structure. However, since the Proposals presented in this Proxy Statement uniformly affect each class, shareholders of each class may vote on all the Proposals relating to the relevant Fund, and each vote has equal weight regardless of its class.

   The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL 1:       To elect eleven Directors of the Company to hold office until
(Voted on By All  their respective successors have been duly elected and qualified
Funds together)   or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

PROPOSAL 2A:      To approve a new investment advisory agreement (a 'New
(Global           Advisory Agreement') between the Company, on behalf of the
Biotechnology     Funds, and Deutsche Asset Management, Inc. ('DeAM, Inc.') to
and Growth        be implemented within two years of the date of the Special
Opportunity only) Meeting upon approval of the members of the Company's Board of Directors who are not 'interested persons' (as defined in the
                  Investment Company Act of 1940, as amended).

PROPOSAL 2B:      To approve a new investment advisory agreement (a 'New
(Top 50 US and    Advisory Agreement') between the Trust, on behalf of the
Japanese Equity   Portfolios, and DeAM, Inc. to be implemented within two years
only)             of the date of the Special Meeting upon approval of the members of the Trust's Board of Trustees who are not 'interested persons'
                  (as defined in the Investment Company Act of 1940, as
                  amended).

PROPOSAL 3A:      To approve a new sub-advisory agreement (a 'New Sub-Advisory
(Global           Agreement') among the Company, on behalf of the Funds,
Biotechnology     DeAM, Inc. and each Fund's respective sub-advisor (each a
and Growth        'Sub-Advisor') to be implemented within two years of the date of
Opportunity only) the Special Meeting upon approval of the members of the
                  Company's Board of Directors who are not 'interested persons'
                  (as defined in the Investment Company Act of 1940, as
                  amended).

PROPOSAL 3B:      To approve a new sub-advisory agreement (a 'New Sub-Advisory
(Japanese Equity  Agreement') between DeAM, Inc. and Deutsche Asset
only)             Management (Japan) Limited ('DeAMJ' or the 'Sub-Advisor') to
                  be implemented upon approval of the members of the Trust's
                  Board of Trustees who are not 'interested persons' (as defined in the Investment Company Act of 1940, as amended).

   The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

   The shareholders of the Company are to consider the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the 'Director Nominees') as Directors of the Company./1/ Mr. Hale is currently an 'interested person' (an 'Interested Director') as defined in the 1940 Act of each Fund and, if elected, will be the Chairman of the Board of the Company. Messrs. Burt, Hale, Hardiman and Wadsworth and Ms. Rimel currently serve on the Board of Directors of the Company. Messrs. Dill, Jones, and Searcy and Drs. Gruber, Herring and Saunders currently serve on the Boards of Directors of various other investment companies within the Deutsche Asset Management family of funds.

   Shareholders of the Funds are also to consider the approval of a New Advisory Agreement between DeAM, Inc., an affiliate of the current investment advisor for the Fund/Portfolio, and the Company/Trust.

   Shareholders of Global Biotechnology Fund are to consider the approval of a New Sub-Advisory Agreement among the Company, DeAM, Inc. and DWS International Portfolio Management GmbH; shareholders of Japanese Equity Fund are to consider the approval of a New Sub-Advisory Agreement between DeAM, Inc. and DeAMJ; and shareholders of Growth Opportunity Fund are to consider the approval of a New Sub-Advisory Agreement among the Company, DeAM, Inc. and Jennison Associates LLC.

   Implementation of Proposal 3A or Proposal 3B for a Fund/Portfolio is contingent upon the approval of Proposal 2A or Proposal 2B as appropriate (the New Advisory Agreement) by the shareholders of that Fund. If shareholders of a Fund do not approve Proposal 2A or Proposal 2B, as appropriate, but approve Proposal 3A or Proposal 3B, the Current Advisory and Sub-Advisory Agreements will remain in effect and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders.

   Below is a chart describing which proposals affect each Fund.

                            Proposal     Proposal      Proposal      Proposal      Proposal
          Fund                 1            2A            2B            3A            3B
----------------------------------------------------------------------------------------------
Top 50 US Fund            (check mark)               (check mark)
----------------------------------------------------------------------------------------------
Japanese Equity Fund      (check mark)               (check mark)                (check mark)
----------------------------------------------------------------------------------------------
Global Biotechnology Fund (check mark) (check mark)                (check mark)
----------------------------------------------------------------------------------------------
Growth Opportunity Fund   (check mark) (check mark)                (check mark)

--------
/1/ Unless otherwise indicated, references in this Proxy Statement to the 'Director Nominees' include the nominees for both the Company and the Trust.

   For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of the Company, although all actions are actually taken by the Company on behalf of the applicable Fund. Some actions described as taken by or with respect to a Feeder Fund are actually actions to be taken by the corresponding Portfolio in which the Feeder Fund invests all of its assets and on which the Feeder Fund votes as a shareholder. Further, actions described as being taken by the shareholders of the Trust with respect to its Board of Trustees will also be taken by the Feeder Funds as shareholders of the Portfolios with respect to the Portfolios' Boards of Trustees. For the Feeder Funds, your vote determines how the Feeder Fund will vote with respect to itself and its corresponding Portfolio. See 'Background.'

                              VOTING INFORMATION

   Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or employees of the Company and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Company's shares, (c) payment to Georgeson Shareholder Communications, Inc., a proxy solicitation firm, for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated total cost of $177,600. However, the exact cost will depend on the amount and types of services rendered. If the Company records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

   The most recent Annual Report of each Fund containing audited financial statements for the fiscal year ended August 31, 2001 for Top 50 US Fund, Japanese Equity Fund and Global Biotechnology Fund, and September 30, 2001 for Growth Opportunity Fund, as well as the most recent Semi-Annual Report succeeding the Annual Report, if any, of each Fund (each, a 'Report'), have previously been furnished to shareholders of the respective Funds. An additional copy of each Report will be furnished without charge upon request by writing to the Company at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313. The Reports are also available on the Deutsche Asset Management website at www.deam-us.com.

   If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of a Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted 'FOR' the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Company's secretary (the 'Secretary'). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

   Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) ('Deutsche Bank Trust') may vote any shares in accounts as to which Deutsche Bank Trust has voting authority, which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for each Proposal, if Deutsche Bank Trust votes shares of the Funds over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

   In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote these Proxies that they are entitled to vote 'FOR' any Proposal in favor of an adjournment and will vote these Proxies required to be voted 'AGAINST' any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Company, at least one-third of the outstanding shares of the Company entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker 'non-votes' (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See 'Vote Required' for a further discussion of abstentions and broker non-votes.)

   Shareholders of record at the close of business on June 26, 2002 (the 'Record Date') are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each class of each Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

   This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, the combined statement may avoid burdening shareholders with more than one Proxy Statement. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record shares in two or more of the Funds will receive a package containing a Proxy Statement and Proxies for the Funds in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns of record shares in two or more Funds may receive two or more packages each containing a Proxy Statement and a Proxy for each Fund in which the shareholder is a beneficial owner. It is essential that shareholders complete, date, sign and return each enclosed Proxy (unless a shareholder is voting by telephone or through the Internet).

   In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the Internet):

  .   indicate your instructions on the Proxy (or Proxies);

  .   date and sign the Proxy (or Proxies); and

  .   mail the Proxy (or Proxies) promptly in the enclosed envelope.

Instructions for voting by telephone or through the Internet are included on the Proxy (or Proxies) enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Funds

   Exhibit B to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Funds' shares by the persons known by the Company to beneficially own more than five percent of the outstanding shares of each class of each Fund. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares. Collectively, the Directors, Director Nominees, and executive officers of the Company own less than 1% of each class of each Fund's outstanding shares.

Background

   The Company. The Company is a registered open-end management investment company established as a Maryland corporation. Investment Company Capital Corp. ('ICCC'), located at One South Street, Baltimore, Maryland 21202, currently acts as the investment advisor to each of the Funds pursuant to the terms of the Current Advisory Agreements. Pursuant to the Current Advisory Agreements, ICCC supervises and assists in the management of the assets of the Funds and furnishes the Funds with research, statistical, advisory and managerial services. ICCC pays the ordinary office expenses of the Funds and the compensation, if any, of all officers and employees of the Company and all Interested Directors who are 'interested persons' (as defined in the 1940 Act) of the Company.

   Master-Feeder Structure. Top 50 US Fund and Japanese Equity Fund each operates as a feeder fund in a master-feeder fund arrangement with the Portfolios, which serve as master funds. Each Feeder Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio with the same investment objectives and policies. Each Portfolio is a registered open-end management investment company established as a series of Deutsche Investors Portfolios Trust (the 'Trust'). The Portfolios invest directly in investment securities and other investments. Pursuant to the requirements of the 1940 Act applicable to master-feeder arrangements, each Feeder Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Feeder Fund's own shareholders.

                                  PROPOSAL 1

         ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY

   It is proposed that eleven Director Nominees are to be elected at the Special Meeting to comprise the entire Board of Directors of the Company to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Director Nominees were recently selected by a Nominating Committee of the Board comprised entirely of the Independent Directors of the Board and nominated by the full Board at a meeting held on March 26, 2002. If elected, the terms of the eleven Director Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained, and upon their respective acceptances of their election in writing (the 'Effective Date'); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Levy, McDonald, Semans and Vogt, each a current member of the Board of Directors, will no longer serve effective the Effective Date if Proposal 1 is approved by the shareholders of the Funds. Upon Mr. Semans' resignation, Richard T. Hale will become Chairman of the Board of the Company if Proposal 1 is approved by the shareholders of the Funds. The names and ages of the Director Nominees, their principal occupations during the past five years and certain of their other affiliations are provided later in this Proposal. No Independent Director or Independent Director Nominee of the Company serves or will serve as an officer of the Company. Each of the Director Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Director Nominees. If any Director Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person(s) as the Board of Directors may recommend.

   The nomination of these persons to serve as the Board of Directors of the Company reflects an overall plan to coordinate and enhance the efficiency of the governance of the Company and of certain other investment companies that are managed, advised, sub-advised or administered by DeAM, Inc. (along with certain other investment companies managed, advised or administered by ICCC, another indirect wholly owned subsidiary of Deutsche Bank) (the 'DeAM Funds'). The proposal concerning the size and composition of the Board of Directors was suggested to the Board by ICCC and reviewed by the current Independent Directors of the Board. Messrs. Burt, Hale (Interested Director), Hardiman and Wadsworth and Ms. Rimel currently serve on the Board of Directors of the Company. Each of the other Independent Director Nominees already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

   ICCC recommended, and the Board agreed, that the Company should be governed by a larger Board of Directors composed of the same members as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Company and the board membership of the other DeAM Funds are not identical. Nine persons currently serve on the Board of Directors of the Company, and between five and nine persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Director Nominees, certain of the existing Directors will be joined by certain of the board members of the other DeAM Funds. Although the By-Laws of the Company provide that the Board of Directors may consist of a maximum of fifteen directors, Fund management proposed, and the Board agreed, that only eleven Director Nominees be submitted for election. Proxies cannot be voted for a greater number of persons than the number of Director Nominees named.

   Although the election of the Director Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically comprised. The following information is provided for each Director Nominee and executive officer of the Company as of the end of the most recently completed calendar year. The first section of the table lists information for each Director Nominee who is an Independent Director Nominee. Information for the Interested Director Nominee follows. The Interested Director Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with DeAM, Inc. The mailing address for the Director Nominees and the executive officers with respect to the Company's operations is One South Street, Baltimore, Maryland 21202.

             INFORMATION CONCERNING DIRECTOR NOMINEES AND OFFICERS

                                                                                    NUMBER OF
                                                                                    FUNDS IN
                                                                                    THE FUND
                                                                                    COMPLEX TO
                    POSITION WITH                                                   BE OVERSEEN
                    THE COMPANY                                                     BY DIRECTOR
                    AND LENGTH OF BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING      OR DIRECTOR
NAME AND BIRTH DATE TIME SERVED   THE PAST 5 YEARS                                  NOMINEE/1/
-----------------------------------------------------------------------------------------------
Independent Director Nominees

 Richard R. Burt     Director     Chairman, IEP Advisors, Inc. (July 1998 to            86
 2/3/47              since 1998.  present); Chairman of the Board, Weirton Steel
                                  Corporation/2/ (April 1996 to present); Member of
                                  the Board, Hollinger International, Inc./2/
                                  (publishing) (1995 to present), HCL Technologies
                                  Limited (information technology) (April 1999 to
                                  present), UBS Mutual Funds (formerly known as
                                  Brinson and Mitchell Hutchins families of funds)
                                  (1995 to present) (registered investment
                                  companies); and Member, Textron Inc./2/
                                  International Advisory Council (July 1996 to
                                  present). Formerly, Partner, McKinsey &
                                  Company (consulting) (1991-1994) and US Chief
                                  Negotiator in Strategic Arms Reduction Talks
                                  (START) with former Soviet Union and US
                                  Ambassador to the Federal Republic of Germany
                                  (1985-1991); Member of the Board, Homestake
                                  Mining/2/ (mining and exploration) (1998-February
                                  2001), Archer Daniels Midland Company/2/
                                  (agribusiness operations) (October 1996-June
                                  2001) and Anchor Gaming (gaming software and
                                  equipment) (March 1999-December 2001).

 S. Leland Dill      Nominee      Trustee, Phoenix Zweig Series Trust (since            84
 3/28/30                          September 1989), Phoenix Euclid Market Neutral
                                  Funds (since May 1998) (registered investment
                                  companies); Retired (since 1986). Formerly,
                                  Partner, KPMG Peat Marwick (June 1956-June
                                  1986); Director, Vintners International Company
                                  Inc. (June 1989-May 1992), Coutts (USA)
                                  International (January 1992-March 2000), Coutts
                                  Trust Holdings Ltd., Coutts Group (March 1991-
                                  March 1999); and General Partner, Pemco
                                  (investment company) (June 1979-June 1986).

 Martin J. Gruber    Nominee      Nomura Professor of Finance, Leonard N. Stern         85
 7/15/37                          School of Business, New York University (since
                                  1964); Trustee, CREF (since 2000); Director, S.G.
                                  Cowen Mutual Funds (1985-2001), Japan Equity
                                  Fund, Inc. (since 1992), Thai Capital Fund, Inc.
                                  (2000 to present) and Singapore Fund, Inc. (since
                                  2000) (registered investment companies).

                                                                                     NUMBER OF
                                                                                     FUNDS IN
                                                                                     THE FUND
                                                                                     COMPLEX TO
                    POSITION WITH                                                    BE OVERSEEN
                    THE COMPANY                                                      BY DIRECTOR
                    AND LENGTH OF BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING       OR DIRECTOR
NAME AND BIRTH DATE TIME SERVED   THE PAST 5 YEARS                                   NOMINEE/1/
------------------------------------------------------------------------------------------------
Richard J. Herring   Nominee      Jacob Safra Professor of International Banking         84
2/18/46                           and Professor, Finance Department, The Wharton
                                  School, University of Pennsylvania (since 1972);
                                  Director, Lauder Institute of International
                                  Management Studies (since 2000); Co-Director,
                                  Wharton Financial Institutions Center (since
                                  2000) and Vice Dean and Director, Wharton
                                  Undergraduate Division (1995-2000).

Joseph R. Hardiman   Director     Private Equity Investor (1997 to present);             82
5/27/37              since 2000.  Director, Soundview Technology Group Inc.
                                  (investment banking) (July 1998 to present),
                                  Corvis Corporation/2/ (optical networking
                                  equipment) (July 2000 to present), Brown
                                  Investment Advisory & Trust Company
                                  (investment advisor) (February 2001 to present),
                                  The Nevis Fund (registered investment company)
                                  (July 1999 to present), and ISI Family of Funds
                                  (registered investment companies) (March 1998 to
                                  present). Formerly, Director, Circon Corp./2/
                                  (medical instruments) (November 1998-January
                                  1999); President and Chief Executive Officer, The
                                  National Association of Securities Dealers, Inc.
                                  and The NASDAQ Stock Market, Inc. (1987-
                                  1997); Chief Operating Officer of Alex. Brown &
                                  Sons Incorporated (now Deutsche Bank Securities
                                  Inc.) (1985-1987) and General Partner, Alex.
                                  Brown & Sons Incorporated (now Deutsche Bank
                                  Securities Inc.) (1976-1985).

Graham E. Jones      Nominee      Senior Vice President, BGK Properties, Inc.            84
1/31/33                           (commercial real estate) (since 1995); Trustee, 8
                                  open-end mutual funds managed by Weiss, Peck
                                  & Greer (since 1985) and Trustee of 22 open-end
                                  mutual funds managed by Sun Capital Advisers,
                                  Inc. (since 1998).

Rebecca W. Rimel     Director     President and Chief Executive Officer, The Pew         84
4/10/51              since 2000.  Charitable Trusts (charitable foundation) (1994 to present) and Director and Executive Vice
                                  President, The Glenmede Trust Company
                                  (investment trust and wealth management) (1994
                                  to present). Formerly, Executive Director, The
                                  Pew Charitable Trusts (1988-1994) and Director,
                                  ISI Family of Funds (registered investment
                                  companies) (1997-1999).

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                                                                                      THE FUND
                                                                                      COMPLEX TO
                     POSITION WITH                                                    BE OVERSEEN
                     THE COMPANY                                                      BY DIRECTOR
                     AND LENGTH OF BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING       OR DIRECTOR
NAME AND BIRTH DATE  TIME SERVED   THE PAST 5 YEARS                                   NOMINEE/1/
-------------------------------------------------------------------------------------------------

Philip Saunders, Jr.  Nominee      Principal, Philip Saunders Associates (Economic        84
10/11/35                           and Financial Consulting) (since 1998). Formerly,
                                   Director, Financial Industry Consulting, Wolf &
                                   Company (1987-1988); President, John Hancock
                                   Home Mortgage Corporation (1984-1986); Senior
                                   Vice President of Treasury and Financial
                                   Services, John Hancock Mutual Life Insurance
                                   Company, Inc. (1982-1986).

William N. Searcy     Nominee      Pension & Savings Trust Officer, Sprint                84
9/3/46                             Corporation/2/ (telecommunications) (since 1989);
                                   Trustee of 22 open-end mutual funds managed by
                                   Sun Capital Advisers, Inc. (since 1998).

Robert H. Wadsworth   Director     President, Robert H. Wadsworth Associates, Inc.        87
1/29/40               since 1997.  (consulting firm) (1982 to present); President and
                                   Director, Trust for Investment Managers
                                   (registered investment company) (1999 to
                                   present). Formerly, President, Investment
                                   Company Administration, L.L.C. (1992*-July
                                   2001); President, Treasurer and Director, First
                                   Fund Distributors, Inc. (1990-January 2002); Vice
                                   President, Professionally Managed Portfolios
                                   (1999-2002) and Advisors Series Trust (1997-
                                   2002) (registered investment companies); and
                                   President, Guinness Flight Investment Funds, Inc.
                                   (registered investment companies).
                                   * Inception date of the corporation which was the
                                   predecessor to the LLC.
Interested Director Nominee

Richard T. Hale/3/    Director     Managing Director, Deutsche Bank Securities Inc.       84
7/17/45               and          (formerly Deutsche Banc Alex. Brown Inc.) and
                      President    Deutsche Asset Management (1999 to present);
                      since 2000.  Director and President, Investment Company
                                   Capital Corp. (registered investment advisor)
                                   (1996 to present); President, DB Hedge Strategies
                                   Fund LLC (registered investment company) (June
                                   2002 to present); Director, Deutsche Global
                                   Funds, Ltd. (2000 to present), CABEI Fund (2000
                                   to present), North American Income Fund (2000
                                   to present) (registered investment companies);
                                   Vice President, Deutsche Asset Management, Inc.
                                   (2000 to present). Chartered Financial Analyst.
                                   Formerly, Director, ISI Family of Funds
                                   (registered investment companies) (1992-1999).
Officers

Richard T. Hale       President    See information provided under Interested
                      since 2000.  Director Nominee.

                                                                                    NUMBER OF
                                                                                    FUNDS IN
                                                                                    THE FUND
                                                                                    COMPLEX TO
                    POSITION WITH                                                   BE OVERSEEN
                    THE COMPANY                                                     BY DIRECTOR
                    AND LENGTH OF BUSINESS EXPERIENCE AND DIRECTORSHIPS DURING      OR DIRECTOR
NAME AND BIRTH DATE TIME SERVED   THE PAST 5 YEARS                                  NOMINEE/1/
-----------------------------------------------------------------------------------------------

 Amy M. Olmert       Secretary    Director, Deutsche Asset Management (January
 5/14/63             since 1999.  1999 to present); Certified Public Accountant
                                  (1989 to present). Formerly, Vice President, BT
                                  Alex. Brown Incorporated (now Deutsche Bank
                                  Securities Inc.) (1997-1999); Senior Manager,
                                  Coopers & Lybrand L.L.P. (now
                                  PricewaterhouseCoopers LLP) (1992-1997).

 Charles A. Rizzo    Treasurer    Director, Deutsche Asset Management (April
 8/5/57              since 1999.  2000 to present); Certified Public Accountant;
                                  Certified Management Accountant. Formerly,
                                  Vice President and Department Head, BT Alex.
                                  Brown Incorporated (now Deutsche Bank
                                  Securities Inc.) (1998-1999); Senior Manager,
                                  Coopers & Lybrand L.L.P. (now
                                  PricewaterhouseCoopers LLP) (1993-1998).

 Daniel O. Hirsch    Assistant    Managing Director, Deutsche Asset Management
 3/27/54             Secretary    (2002 to present) and Director, Global Funds Ltd.
                     since 1999.  (2002 to present). Formerly, Director, Deutsche
                                  Asset Management (1999-2002), Principal, BT
                                  Alex. Brown Incorporated (now Deutsche Bank
                                  Securities Inc.) (1998-1999); Assistant General
                                  Counsel, United States Securities and Exchange
                                  Commission (1993-1998).

--------
/1/ As of March 31, 2002, the total number of Funds in the Deutsche Asset
    Management Fund Complex (the 'Fund Complex') is 89.
/2/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
/3/ Mr. Hale is a director who is an 'interested person' within the meaning of
    Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

   Ms. Olmert and Messrs. Hale, Hirsch and Rizzo also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

          Ownership in Securities of DeAM, Inc. and Related Companies

   As reported to the Company, as of April 30, 2002 the Independent Director Nominees and their immediate family members do not own securities of DeAM, Inc. or an entity directly or indirectly controlling, controlled by, or under common control with DeAM, Inc.

                          Director Compensation Table

   The following table sets forth the compensation paid to the Independent Directors by the Company and the Fund Complex for the fiscal year ended August 31, 2001 and for Growth Opportunity Fund for the fiscal year ended September 30, 2001.

                                                                   PENSION OF
                                                                   RETIREMENT            TOTAL
                                                                   BENEFITS   ESTIMATED  COMPENSATION
                                                                   ACCRUED AS ANNUAL     FROM THE
                                                                   PART OF    BENEFITS   FUND AND
                     TOP 50  JAPANESE GLOBAL         GROWTH        FUND       UPON       FUND
INDEPENDENT DIRECTOR US      EQUITY   BIOTECHNOLOGY* OPPORTUNITY** EXPENSES   RETIREMENT COMPLEX
-----------------------------------------------------------------------------------------------------
Richard R. Burt      $124.26  $41.65      $6.74         $17.86         $0        N/A      $49,500.00
Joseph R. Hardiman   $125.06  $41.88      $6.74         $17.86         $0        N/A      $49,500.00
Louis E. Levy        $149.66  $50.57      $7.86         $20.67         $0        N/A      $59,500.00
Eugene J. McDonald   $149.66  $50.57      $7.86         $20.67         $0        N/A      $59,500.00
Rebecca W. Rimel     $124.26  $41.65      $6.74         $17.86         $0        N/A      $49,500.00
Carl W. Vogt         $ 71.98  $19.64      $6.74         $17.86         $0        N/A      $49,500.00
Robert H. Wadsworth  $124.26  $41.65      $6.74         $17.86         $0        N/A      $49,500.00

--------
* For the period March 30, 2001 (the Fund's inception date) through August 31, 2001.
** For the period December 29, 2000 (the Fund's inception date) through
   September 30, 2001.

   The Board has established an Audit and Compliance Committee, a Nominating Committee of the Board, a Pricing Committee, a Compensation Committee and an Executive Committee. Each committee (except for the Pricing Committee) is currently composed of the Independent Directors of the Board. Messrs. Burt, Hale (Interested Director), Levy, McDonald, Semans (Interested Director) and Wadsworth are currently the members of the Pricing Committee. In accordance with its written charter adopted by the Board of Directors, the Audit and Compliance Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Company's internal accounting procedures and controls. The Audit and Compliance Committee also considers the scope and amount of non-audit services provided to the Company, its investment advisor and affiliates by the independent public accountants. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider Director nominees recommended by shareholders. Shareholders who wish to suggest nominees for the Board of Directors should submit their suggestions to be considered to the Company 60 days in advance of a meeting for inclusion in the Company's proxy statement and form of proxy for such meeting as is held. The Pricing Committee considers and acts upon all questions relating to valuation of the securities in the Company's investment portfolios which may arise between meetings of the Board. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. The Executive Committee makes recommendations to the full Board with respect to the renewal of the Company's agreements with its service providers. During the Company's most recent fiscal year ended August 31 for Top 50 US Fund, Japanese Equity Fund and Global Biotechnology Fund, the Board held six meetings, the Audit and Compliance Committee held four meetings, the Nominating Committee held one meeting, the Pricing Committee held two meetings, the Compensation Committee held four meetings, and the Executive Committee held four meetings. During the Company's most recent fiscal year ended September 30 for Growth Opportunity Fund, the Board held six meetings, the Audit and Compliance Committee held four meetings, the Nominating Committee held one meeting, the Pricing Committee held two meetings, the Compensation Committee held three meetings, and the Executive Committee held four meetings. No Director attended less than 75% of the applicable meetings. If the Nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Company.

   Mr. Hale, if elected, will not be a member of the Audit and Compliance Committee or the Nominating Committee.

Retirement Plan Information

   Certain funds in the Fund Complex have adopted a retirement plan for Directors who are not employees of the Company, ICCC or its respective affiliates (the 'Retirement Plan'). The Retirement Plan is unfunded and unvested. On February 12, 2001, the Board of Directors of the Company, as well as each fund participating in the Retirement Plan, voted to amend the Retirement Plan, effective January 1, 2001, as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Retirement Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 and 10 years of service based on a 10% per year of service vesting schedule;
(2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 1, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

   Any Director of the Fund who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, Levy, McDonald, Vogt, and Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among the funds in the Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Recommendation of the Board of Directors

   The Board of Directors believes that coordinated governance through a unified board structure will benefit the Company.

   In their deliberations, the Board of Directors considered various matters related to the management and long-term welfare of the Company. The Board considered, among other factors, that coordinated governance within the Fund Complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Company and the other DeAM Funds, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Board also considered that operating with a unified group eliminates the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Board considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the Fund Complex which can be expected to make the governance process more efficient. Deutsche Asset Management expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management to use time more efficiently. There may also be cost savings to the Company because Directors will serve an increased number of investment companies.

   The Board also considered that a unified group board structure benefits the Company by creating an experienced group of Board members who understand the operations of each Fund and the Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. The Board gave considerable weight to their expectation that the Company will benefit from the diversity and experience of the Director Nominees that would be included in the expanded Board and from the experience that each Director Nominee will gain by serving on the boards of a diverse group of funds. The Board also considered, in light of the following transaction, the importance of greater breadth and depth of expertise on the Board.

   On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments ('Scudder') (the 'Transaction'). The combined orga-nization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services presently provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally integrated with portfolio management. Because of the increased size and scope of Deutsche Asset Management after the Transaction, Deutsche Asset Management will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance and mutual respect.

   The Director Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Board. Ten of the eleven nominees, if elected, would be Independent Directors. Independent Directors are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Company and management.

   In addition, the Board considered certain other advantages of enlarging the Board. These included that enlarging the Board will afford an increased range of experience among Board members and makes it more likely that the Board will be able to ensure appropriate continuity over the years as incumbent members reach mandatory retirement age or otherwise retire and that, should the Board determine to revise their structures through increased establishment of committees, an enlarged Board will provide an increased choice of potential members of such committees. As part of their deliberations, the Board also recognized that increased numbers of Board members could result in less collegial meetings and longer discussions. On balance, the Board concluded that these possible detriments of size were outweighed by the benefits anticipated from the unified and enlarged Board.

   Therefore, after careful consideration, the Board, including the Independent Directors, recommends that the shareholders vote 'FOR' the election of the Director Nominees as set forth in this Proposal.

   If the Director Nominees are elected by the shareholders, each Director Nominee will serve, effective the Effective Date, until his/her successor is duly elected and qualified or until his/her earlier resignation or removal. If the Director Nominees are not elected, the Board will consider what action is appropriate based upon the interests of the Company's shareholders.

                              PROPOSALS 2A and 2B

                      APPROVAL OF NEW ADVISORY AGREEMENTS

                                  PROPOSAL 2A

   It is proposed that shareholders of Global Biotechnology Fund and Growth Opportunity Fund each approve a new investment advisory agreement between the Company and DeAM, Inc. The New Advisory Agreements contain substantially similar provisions and do not differ in substance from the Current Advisory Agreements pursuant to which services are provided to the Funds except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, would be the investment advisor rather than ICCC and DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Directors, including a majority of those Board members who are not 'interested persons' (as defined in the 1940 Act) of the Company or the investment advisor (the 'Independent Directors'), to appoint certain affiliates as sub-advisors. See 'Differences Between the Current and New Advisory Agreements.'

                                  PROPOSAL 2B

   It is proposed that shareholders of Top 50 US Fund and Japanese Equity Fund approve a new investment advisory agreement between the Trust and DeAM, Inc. The New Advisory Agreement contains substantially similar provisions and does not differ in substance from the Current Advisory Agreement pursuant to which services are provided to the Portfolios except for the dates of execution, effectiveness, initial term, and certain changes to the 'Delegation of Responsibilities' language, and except that, under the New Advisory Agreement, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, would be the investment advisor rather than ICCC. See 'Differences Between the Current and New Advisory Agreements.'

The Advisory Agreements

   The Current Advisory Agreements. ICCC currently serves as investment advisor to each Fund and the Trust (as discussed earlier) pursuant to the Current Advisory Agreements. The Current Advisory Agreements were initially approved by the Board, including a majority of the Independent Directors.

   Exhibit C to this Proxy Statement lists: (i) the date of each Current Advisory Agreement; (ii) the most recent date on which each Current Advisory Agreement was approved by the Company's Directors, including a majority of the Independent

Directors, and by each Fund's shareholders; and (iii) the reason each agreement was submitted to shareholders for their approval.

   The New Advisory Agreements. The form of the New Advisory Agreement for Top 50 US Fund and Japanese Equity Fund is attached to this Proxy Statement at Exhibit D. The form of the New Advisory Agreement for Global Biotechnology Fund is attached to this Proxy Statement as Exhibit E. The form of the New Advisory Agreement for Growth Opportunity Fund is attached to this Proxy Statement as Exhibit F. The description of the New Advisory Agreements set forth below is qualified in its entirety by reference to Exhibits D, E and F. If shareholders approve the New Advisory Agreements, each agreement will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually (a) by the vote of a majority of those Directors of the Company who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Company or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act; see 'Vote Required' ) of the applicable Fund.

   The New Advisory Agreements are being proposed as a means to simplify the organizational structure of Deutsche Bank's US mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The New Advisory Agreements are to be implemented within two years of the date of the Special Meeting, upon approval of the Company's Board of Directors, including a majority of the Independent Directors. The deferral in implementing the New Advisory Agreements may be needed to permit a sufficient amount of time to plan, prepare and institute the necessary arrangements to consolidate Deutsche Bank's US mutual fund operations.

   Differences Between the Current and New Advisory Agreements. The terms and conditions -- including the services to be provided and the fees to be paid therefor -- of the New Advisory Agreements contain substantially similar provisions and do not differ in substance from the corresponding Current Advisory Agreements, except for the dates of execution, effectiveness and initial term, and except that under the New Advisory Agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, would be the investment advisor rather than ICCC. In addition, with respect to Global Biotechnology Fund and Growth Opportunity Fund, the New Advisory Agreements will authorize DeAM, Inc. to the extent permissible by law and subject to further Board approval, to appoint certain of its affiliates as sub-advisors to perform certain of DeAM, Inc.'s duties. In such cases, DeAM, Inc. would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid by DeAM, Inc. to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that DeAM, Inc. controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Directors and the full Board of Directors. Shareholders of the Funds that are affected by any adjustment would receive prompt notice following approval by the Independent Directors. The advisory fee rates paid by the Funds would not increase as a result of any such action; all fees incurred by a sub-advisor will continue to be the responsibility of DeAM, Inc. DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

   Both the Current Advisory Agreement and the New Advisory Agreement for Top 50 US Fund and Japanese Equity Fund permit the investment advisor, ICCC and DeAM, Inc., respectively, to delegate the performance of advisory services to another party under certain conditions. The New Advisory Agreement revises this provision as it applies to the delegation of authority to a company that the investment advisor controls, is controlled by or under common control with, in the following ways:

    1. The New Advisory Agreement clarifies that DeAM, Inc. may delegate advisory responsibilities to specified employees of such a company;

    2. The New Advisory Agreement provides that a delegation must be approved in advance by both the Independent Trustees and the full Board of Trustees of the Trust, whereas the Current Advisory Agreement states that a delegation must be approved by the Board of Trustees and the shareholders of the Trust, to the extent required by the 1940 Act;

    3. The New Advisory Agreement clarifies that DeAM, Inc. may, with the prior approval of the Board of Trustees and the Independent Trustees, adjust the duties of the delegate, the portion of any Funds' assets being managed by the delegate, and the fees that DeAM, Inc. shall pay to the delegate; and

    4. While both the Current Advisory Agreement and the New Advisory Agreement require the investment advisor to supervise the activities of any delegate, the New Advisory Agreement clarifies that any delegation shall not relieve DeAM, Inc. of any of its obligations under the New Advisory Agreement.

   Unlike the Current Advisory Agreements, the New Advisory Agreements make explicit that DeAM, Inc. would be permitted to delegate certain advisory duties to an affiliated sub-advisor. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. Such circumstances include (a) under Rule 2a-6 of the 1940 Act, where a proposed sub-advisor is under common control with the advisor, and the same persons involved in the management of the assets are employed at both the advisor and the sub-advisor; and (b) pursuant to certain interpretations of the staff of the Securities and Exchange Commission (the 'SEC'), where investment responsibility is delegated by the advisor to other entities, or employees of such entities, that are wholly owned subsidiaries of the advisor's parent company. The New Advisory Agreements would also permit DeAM, Inc. to appoint certain affiliates as sub-advisors, i.e., entities that DeAM, Inc. controls, is controlled by, or is under common control with, under circumstances not currently contemplated by Rule 2a-6 or the aforementioned staff interpretations. However, DeAM, Inc. will not delegate to a sub-advisor unless such delegation is then consistent with any amendments to the 1940 Act or the rules and regulations thereunder or interpretations thereof.

   Deutsche Asset Management anticipates that it will seek to utilize the talents of its employees throughout the world and without regard to the specific subsidiary of Deutsche Bank that employs such persons. Accordingly, DeAM, Inc. believes that shareholders could benefit from an authorization permitting DeAM, Inc. to delegate such functions to affiliated advisory organizations.

   Other provisions of the New Advisory Agreements are substantially similar to the Current Advisory Agreements. Under the terms of the New Advisory Agreements, DeAM, Inc. agrees to provide each Fund with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets. Subject to the supervision and control of the Board of Directors, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of the Company's and Trust's registration statements, (c) the provisions of the Company's Articles of Incorporation and the Trust's Declaration of Trust, and
(d) any other applicable provisions of state and federal law.

   Under the terms of the New Advisory Agreement for Global Biotechnology Fund, DeAM, Inc. agrees to (a) supervise and manage all aspects of the Fund's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund; (c) provide the Company with such executive, administrative and clerical services as are deemed advisable by the Company's Board of Directors; (d) provide the Company with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone services, utilities, stationery, supplies and similar items for the Company's principal office; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund; (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Company's Board of Directors;

and (g) take all actions necessary to carry into effect the Fund's purchase and sale programs.

   Under the terms of the New Advisory Agreement for Growth Opportunity Fund, DeAM, Inc. agrees to (a) supervise and manage all aspects of the Fund's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund; (c) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund; (d) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Company's Board of Directors; and (e) take all actions necessary to carry into effect the Fund's purchase and sale programs.

   Under the terms of the New Advisory Agreement applicable to Top 50 US Fund and Japanese Equity Fund, DeAM, Inc. agrees to manage, or appoint an advisor to manage, the investment operations of the Portfolios and the composition of each Portfolio's holdings of securities and investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with such Portfolio's investment objectives and policies as stated in the registration statement.

   The investment advisory fee rate proposed to be charged to each Fund under its New Advisory Agreement is the same as the investment advisory fee rate charged to that Fund under the Current Advisory Agreement. The advisory fee rate paid to ICCC by each Fund under the Current Advisory Agreements and the advisory fee paid by each Fund for the most recent fiscal year are set forth in Exhibit G to this Proxy Statement. Exhibit G also sets forth other fees paid to ICCC and its affiliates during the last fiscal year of each Fund.

   Generally. If approved, the New Advisory Agreements will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Board of Directors or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the Independent Directors who are not parties to such contract or agreement. Like the Current Advisory Agreements, each New Advisory Agreement will terminate upon assignment by any party. The New Advisory Agreements for Growth Opportunity Fund and Global Biotechnology Fund are terminable without penalty, on not less than 30 days' nor more than 60 days' written notice by the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 90 days' written notice by DeAM, Inc. The New Advisory Agreement for Top 50 US Fund and Japanese Equity Fund is terminable without penalty on 60 days' written notice by the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 60 days' written notice by DeAM, Inc.

   The services of DeAM, Inc. are not deemed to be exclusive and nothing in the Current Advisory Agreements or the New Advisory Agreements prevents it or its affiliates from providing similar services to other investment companies and their series, and other clients (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay those expenses specified in the New Advisory Agreements associated with providing the services contemplated by the New Advisory Agreements. The Funds bear certain other expenses including the fees of the Company's Board. The Funds also pay any extraordinary expenses incurred.

   Under each New Advisory Agreement, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the New Advisory Agreement relates, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Fund or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under each New Advisory Agreement.

   In the event DeAM, Inc. is responsible for this duty, DeAM, Inc. will allocate and place all orders for portfolio transactions of each Fund's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to a Fund or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of brokerage or research services. When it can be done consistently with obtaining best execution, in selecting brokers and dealers with which to place portfolio transactions for a Fund, DeAM, Inc. may consider its affiliates and also firms that sell shares of the Funds or other mutual funds advised by DeAM, Inc. or its affiliates or recommend the purchase of such funds.

Management of the Funds

   The Current Advisor. ICCC, located at One South Street, Baltimore, Maryland 21202, currently acts as the investment advisor to the Funds and the Portfolios. ICCC is registered as an investment advisor with the SEC and serves as investment advisor to 25 investment companies. As of March 31, 2002, ICCC had approximately $9.6 billion of assets under management. ICCC also serves as Administrator to each Fund. ICCC is an indirect wholly owned subsidiary of Deutsche Bank.

   The Proposed New Advisor. DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, is located at 280 Park Avenue, New York, New York 10017. DeAM, Inc. is registered with the SEC as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. serves as investment advisor to 35 investment companies and investment sub-advisor to 50 investment companies. The Top 50 US Fund currently utilizes DeAM, Inc. as its sub-advisor, which will no longer be necessary if this Proposal is approved. See Exhibit H to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises that have investment objectives similar to those of the Funds, together with information regarding the asset size and the fees charged to those companies. As of April 30, 2002, DeAM, Inc. had approximately $93.8 billion of assets under management.

   The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit I to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc., is 280 Park Avenue, New York, New York 10017.

   Deutsche Bank. Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management (the marketing name in the US, for the asset management activities of Deutsche Bank and its subsidiaries).

   Directors and Officers. Biographical information about the Director Nominees and the executive officers of the Company is provided under Proposal I in this Proxy Statement. Certain other information about the Director Nominees is provided in Exhibit J to this Proxy Statement.

Recommendation of the Board

   At a meeting of the Board of Directors held on March 26, 2002, called for the purpose of, among other things, voting on approval of the New Advisory Agreements, the Board, including the Independent Directors, unanimously approved, subject to shareholder approval, the New Advisory Agreements. In reaching this conclusion, the Board of Directors obtained such information as they deemed reasonably necessary to approve DeAM, Inc. as investment advisor to the Funds and the Portfolios. In approving the New Advisory Agreements, the Independent Directors considered numerous factors, including, among other things (i) the standards set forth in written materials previously provided to the Independent Directors by their counsel and (ii) representations by Fund management that the change to DeAM, Inc., an affiliate of ICCC, is a matter of administrative convenience and that no material changes will result with respect to the services currently provided to each Fund and Portfolio.

   In addition, the Board considered the potential benefit to the Funds of providing DeAM, Inc. more flexibility in structuring portfolio management services for each Fund. The Board recognized that it may be beneficial to the Funds to allow DeAM, Inc. to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities, and to do so, to the extent permissible, without incurring the expense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the Funds would require the prior approval of a majority of the members of the Company's Board, including a majority of the Independent Directors; (ii) the investment advisory expenses incurred by the Funds would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Advisory Agreements because any fees paid to a sub-advisor would be paid by DeAM, Inc. and not by the Funds; and (iii) DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

   Based on the factors discussed above, and others, the Board of Directors determined that the New Advisory Agreements are fair and reasonable and in the best interest of each Fund and its shareholders. Based on all of the foregoing, at the meeting on March 26, 2002, the Board of Directors, including the Independent Directors, voted unanimously to approve the New Advisory Agreements and to recommend them to the shareholders of the respective Fund for their approval.

Required Vote

   Approval of each New Advisory Agreement requires the affirmative vote of a 'majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required') of the relevant Fund.

   Therefore, after careful consideration, the Board of Directors, including the Independent Directors, recommends that the shareholders of the Funds vote 'FOR' the approval of the New Advisory Agreements as set forth in this Proposal.

   If the New Advisory Agreements are approved by the shareholders, the agreements are to be implemented within two years of the date of the Special Meeting. If the New Advisory Agreement for a Fund is not approved by the shareholders, the Current Advisory Agreement for that Fund will continue in effect, subject to any requisite approval(s) of the Board of Directors or the Fund's respective shareholders, and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders.

                              PROPOSAL 3A and 3B

                    APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

   Fund management has proposed new sub-advisory agreements (i) among DeAM, Inc., the Company, on behalf of Global Biotechnology Fund, and DWS International Portfolio Management GmbH ('DWS'), and (ii) among DeAM, Inc., the Company, on behalf of Growth Opportunity Fund, and Jennison Associates LLC ('Jennison'). The New Sub-Advisory Agreements with DWS and Jennison were unanimously approved by the Board of Directors, including the Independent Directors, at a meeting held on March 26, 2002. A form of the New Sub-Advisory Agreement for Global Biotechnology Fund is attached hereto as Exhibit K. A form of the New Sub-Advisory Agreement for Growth Opportunity Fund is attached hereto as Exhibit L. Fund management has also proposed a new sub-advisory agreement between DeAM, Inc. and Deutsche Asset Management (Japan) Limited ('DeAMJ') on behalf of Japanese Equity Fund. The New Sub-Advisory Agreement with DeAMJ was unanimously approved by the Board of Directors, including the Independent Directors, at a meeting held on June 24, 2002. The Form of New Sub-Advisory Agreement for Japanese Equity Fund is attached hereto as Exhibit
M. The description of the New Sub-Advisory Agreements set forth below is qualified in its entirety by reference to Exhibits K, L and M. Each of DWS, Jennsion and DeAMJ are hereinafter referred to as a Sub-Advisor and collectively, the Sub-Advisors.

   The Current Sub-Advisory Agreements. DWS currently serves as the investment sub-advisor to Japanese Equity Fund and Global Biotechnology Fund and Jennison currently serves as investment sub-advisor to Growth Opportunity Fund (as discussed earlier) pursuant to the Current Sub-Advisory Agreements. The Current Sub-Advisory Agreements were initially approved by the Board, including a majority of those Board members who are not 'interested persons' (as defined in the 1940 Act) of the Fund, ICCC, DWS or Jennison, as applicable (the 'Independent Directors').

   Exhibit C to this Proxy Statement lists: (i) the date of the Current Sub-Advisory Agreements; (ii) the most recent date on which the Current Sub-Advisory Agreements were approved by the Company's Directors, including a majority of the Independent Directors, and by each Fund's shareholders; and
(iii) the reason each agreement was submitted to shareholders for their approval.

   The New Sub-Advisory Agreements contain substantially similar provisions and do not differ in substance from the Current Sub-Advisory Agreements pursuant to which services are provided to the Funds, except for the dates of execution, effectiveness and initial term, and the substitution of DeAM, Inc. for ICCC and, with respect to Japanese Equity Fund, the substitution of DeAMJ for DWS as the Sub-Advisor. The fee to be paid each of the Sub-Advisors under the proposed New Sub-Advisory Agreements will be paid by DeAM, Inc. and has no effect on the investment advisory fees paid by the Funds to ICCC, pursuant to the Current Advisory Agreements, or proposed to be paid to DeAM, Inc. pursuant to the New Advisory Agreements. In no case will the sub-advisory fees paid to DWS, Jennison or DeAMJ by DeAM, Inc. be greater than the advisory fees paid by the applicable Fund to ICCC pursuant to the Current Advisory Agreements or to DeAM, Inc. pursuant to the proposed New Advisory Agreements. DeAM, Inc. will remain responsible for the activities of each of the Sub-Advisors pursuant to the New Sub-Advisory Agreements.

The New Sub-Advisory Agreements

   The New Sub-Advisory Agreement applicable to Global Biotechnology Fund provides that DWS shall (a) provide the Fund with such executive and clerical services as are deemed advisable by the Fund's Board; (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Company's Board; (c) formulate and implement continuing programs for the purchases and sales of securities of such issuers and regularly report thereon to the Company's Board; (d) take, on behalf of the Fund, all actions which appear necessary to carry into effect such purchase and sale programs, including the placing of orders for the purchase and sale of securities of the Fund; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund; (f) provide the Advisor and the Fund with records concerning the Sub-Advisor's activities which the Fund is required to maintain; (g) render regular reports to the Advisor and the Fund's officers and directors concerning the Sub-Advisor's discharge of its responsibilities; and (h) discharge the foregoing responsibilities subject to the control of the Board of the Company and the overall supervision of the Advisor and in compliance with such policies as the Directors or the Advisor may from time to time establish, subject always to the provisions of the Company's Articles of Incorporation and By-Laws, and the 1940 Act, and in compliance with the objectives, policies, and limitations for the Fund as set forth in the Fund's prospectus and statement of additional information, as amended from time to time, and applicable laws and regulations.

   The New Sub-Advisory Agreement applicable to Japanese Equity Fund provides that DeAMJ shall manage the investment operations of the Portfolio and the composition of the Portfolio's holdings of securities and other investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Portfolio's investment objective and policies as stated in the registration statement.

   The New Sub-Advisory Agreement applicable to Growth Opportunity Fund provides that Jennison shall (a) provide the Fund with such executive and clerical services as are deemed advisable by the Fund's Board; (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Company's Board; (c) formulate and implement continuing programs for the purchases and sales of securities and regularly report thereon to the Company's Board; (d) take, on behalf of the Fund, all actions which appear necessary to carry into effect such purchase and sale programs, including the placing of orders for the purchase and sale of securities of the Fund; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund; (f) provide the Advisor and the Fund with records concerning the Sub-Advisor's activities which the Fund is required to maintain; (g) render regular reports to the Advisor and the Fund's officers and directors concerning the Sub-Advisor's discharge of its responsibilities; and (h) discharge the foregoing responsibilities subject to the control of the Board of the Company and the overall supervision of the Advisor and in compliance with such policies as the Directors or the Advisor may from time to time establish, subject always to the provisions of the Company's Articles of Incorporation and By-Laws, and the 1940 Act, and in compliance with the objectives, policies, and limitations for the Fund as set forth in the Fund's prospectus and statement of additional information, as amended from time to time, and applicable laws and regulations.

   As noted above, the sub-advisory fees payable under the New Sub-Advisory Agreements would be paid by DeAM, Inc., not the Funds, and will be set, and may vary from time to time thereafter, subject to the approval of the Board of Directors, including a majority of the Independent Directors. The sub-advisory fees paid by ICCC, on behalf of each Fund, under the Current Sub-Advisory Agreements for the most recent fiscal year are set forth in Exhibit G to this Proxy Statement.

   Each New Sub-Advisory Agreement further provides that the Sub-Advisor shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the New Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the New Sub-Advisory Agreement.

   If approved, each New Sub-Advisory Agreement will remain in effect for an initial term of two years, and shall remain in effect from year to year thereafter if approved annually (a) by the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Independent Directors who are not parties to such contract or agreement. The New Sub-Advisory Agreements for Global Biotechnology Fund and Growth Oppor-tunity Fund are terminable without penalty, on not less than 30 days' nor more than 60 days' written notice by the Board of Directors, DeAM, Inc. or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 60 days' written notice by the Sub-Advisor. The New Sub-Advisory Agreement for Japanese Equity Fund is terminable without penalty on 60 days' written notice by the Board of Directors, DeAM, Inc. or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 60 days' written notice by the Sub-Advisor. Like the Current Sub-Advisory Agreements, each New Advisory Agreement automatically terminates in the event of the termination of the Fund's Advisory Agreement or in the event of its assignment.

   The New Sub-Advisory Agreements are being proposed as a means to simplify the organizational structure of Deutsche Bank's US mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The New Sub-Advisory Agreements for Global Biotechnology Fund and Growth Opportunity Fund are to be implemented within two years of the date of the Special Meeting upon approval of the Company's Directors, including a majority of the Independent Directors. The deferral in implementing the New Sub-Advisory Agreements may be needed to permit a sufficient amount of time to plan, prepare and institute the necessary arrangements to consolidate Deutsche Bank's US mutual fund operations. The implementation of the Sub-Advisory Agreement for Japanese Equity Fund will occur upon approval of the Company's Board of Directors, including a majority of the Independent Directors. Implementation of the New Sub-Advisory Agreement for a Fund is contingent upon shareholder approval of Proposal 2 for that Fund.

Information about DWS

   DWS, Grueneburgweg 113-115, Frankfurt, Germany 60323, is a company organized under the laws of the Federal Republic of Germany. DWS is a direct wholly owned subsidiary of Deutsche Asset Management Europe GmbH, an indirect wholly owned subsidiary of Deutsche Bank and an affiliate of ICCC and DeAM, Inc. DWS and its affiliates together had approximately $134.7 billion under management as of May 31, 2002.

   The principal occupations of each director and principal executive officer of DWS are set forth in Exhibit N to this Proxy Statement. The principal business address of each director and principal executive officer, as it relates to his or her duties at DWS is Grueneburgweg 113-115, Frankfurt, Germany 60323. No Directors or officers of Global Biotechnology Fund are employees, officers, directors or shareholders of DWS.

   Exhibit O sets forth the fees and other information regarding investment companies advised or sub-advised by DWS that have similar investment objectives to the Fund.

Information about Jennison

   Jennison Associates LLC is located at 466 Lexington Avenue, New York, New York 10017. Jennison is a Delaware limited liability company. Jennison has approximately $60.7 billion under management as of March 31, 2002. Jennison is a direct wholly owned subsidiary of Prudential Investment Management, Inc. (formerly known as the Prudential Investment Corporation), Gateway Center Two, McCarter Highway and Market Street, Newark, New Jersey 07102.

   The principal occupations of each director and principal executive officer of Jennison are set forth in Exhibit N to this Proxy Statement. The principal business address of each director and principal executive officer, as it relates to his or her duties at Jennison is 466 Lexington Avenue, New York, New York 10017. No Directors or officers of Growth Opportunity Fund are employees, officers, directors or shareholders of Jennison.

   Exhibit O sets forth the fees and other information regarding investment companies advised or sub-advised by Jennison that have similar investment objectives to Growth Opportunity Fund.

Information about DeAMJ

   DeAMJ is located at Sanno Park Tower, 2-11-1, Nagata-Cho, Chiyoda-Ku, Tokyo, Japan 100-6173. DeAMJ is a corporation organized under the laws of Japan. DeAMJ is a direct wholly-owned subsidiary of Deutsche Bank and an affiliate of ICCC and DeAM, Inc. DeAMJ and its affiliates together had approximately $11 billion under management as of May 1, 2002.

   The principal occupations of each director and principal executive officer of DeAMJ are set forth in Exhibit N to this Proxy Statement. The principal business address of each director and principal executive officer, as it relates to his or her duties at DeAMJ is Sanno Park Tower, 2-11-1, Nagata-Cho, Chiyoda-Ku, Tokyo, Japan 100-6173. No Directors or officers of Japanese Equity Fund are employees, officers, directors or shareholders of DeAMJ.

   Exhibit O sets forth the fees and other information regarding investment companies advised or sub-advised by DeAMJ that have similar investment objectives to Japanese Equity Fund.

   Each Sub-Advisor, under the supervision of DeAM, Inc., will allocate and place all orders for portfolio transactions of a Fund's securities. When it can be done consistently with the policy of obtaining the most favorable net results, the Sub-Advisor may place such orders with brokers and dealers who provide market, statistical and other research information to the Fund or the Sub-Advisor. The Sub-Advisor is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of brokerage or research services. When it can be done consistently with obtaining best execution, in selecting brokers and dealers with which to place portfolio transactions for the Fund, the Sub-Advisor may consider its affiliates or affiliates of DeAM, Inc. and also firms that sell shares of mutual funds advised by the Sub-Advisor or DeAM, Inc. or its affiliates or recommend the purchase of such funds. Allocation of portfolio transactions will be supervised by DeAM, Inc.

Recommendation of the Board

   At a meeting of the Board of Directors held on March 26, 2002, called for the purpose of, among other things, voting on the New Sub-Advisory Agreements, the Board, including the Independent Directors, unanimously approved, subject to shareholder approval, the New Sub-Advisory Agreements for Global Biotechnology Fund and Growth Opportunity Fund. The Independent Directors obtained such information as they deemed reasonably necessary to evaluate the proposal. In approving the New Sub-Advisory Agreements, the Board, including the Independent Directors, considered numerous factors, including, among other things (i) the standards set forth in written materials previously provided to the Independent Directors by their counsel and (ii) representations by Fund management that the change to DeAM, Inc., an affiliate of ICCC, is a matter of administrative convenience and that no material changes will result with respect to the services currently provided to each Fund and Portfolio. Furthermore, the Board considered that approval of the New Sub-Advisory Agreements would not affect the advisory fees paid by the Funds, and that DeAM, Inc. would remain fully responsible for DWS and Jennison's actions under the New Sub-Advisory Agreements.

   At a meeting of the Board of Directors held on June 24, 2002, called for the purpose of, among other things, voting on the New Sub-Advisory Agreement, the Board, including the Independent Directors, unanimously approved, subject to shareholder approval, the New Sub-Advisory Agreement for the Japanese Equity Fund. The Independent Directors obtained such information as they deemed reasonably necessary to evaluate the proposal. In approving the New Sub-Advisory Agreement, the Board, including the Independent Directors, considered numerous factors, including, among other things (i) the standards set forth in written materials pre-viously provided to the Independent Directors by their counsel, (ii) information provided by Fund management concerning DeAMJ's experience in managing investments in Japanese equity securities for funds having similar investment objectives and policies, that the change to DeAM, Inc., an affiliate of ICCC, is a matter of administrative convenience and the nature and quality of the services provided to the Japanese Equity Fund will not change, and (iii) representations of Fund management that the change to DeAMJ, an affiliate of ICCC and DeAM, Inc., will not result in any material changes with respect to the nature or the quality of services provided to the Fund. Furthermore, the Board considered that approval of the New Sub-Advisory Agreement would not affect the advisory fees paid by the Fund, and that DeAM, Inc. would be fully responsible for DeAMJ's actions under the New Sub-Advisory Agreement.

   Based on the factors discussed above, and others, the Board of Directors determined that the New Sub-Advisory Agreements are fair and reasonable and in the best interest of the relevant Fund and its shareholders. Based on all of the foregoing, at meetings on March 26, 2002 and June 24, 2002, respectively, the Board of Directors, including the Independent Directors, voted unanimously to approve the New Sub-Advisory Agreements and to recommend them to the shareholders of the respective Fund for their approval.

Required Vote

   Approval of each Sub-Advisory Agreement requires the affirmative vote of a 'majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required') of the relevant Fund.

   Therefore, after careful consideration, the Board of Directors, including its Independent Directors, recommends that the shareholders of each Fund vote 'FOR' the approval of the New Sub-Advisory Agreement as set forth in this Proposal.

   If the New Sub-Advisory Agreements are approved by the shareholders, the agreements for Global Biotechnology Fund and Growth Opportunity Fund are to be implemented within two years of the date of the Special Meeting and the agreement for Japanese Equity Fund will be implemented upon approval of the Board of Directors, including a majority of the Independent Directors. If the New Sub-Advisory Agreement for a Fund is not approved by the shareholders, the Current Sub-Advisory Agreement for that Fund will continue in effect and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders. Implementation of Proposal 3A or Proposal 3B for a Fund is contingent upon the approval of Proposal 2A or Proposal 2B, as appropriate, (the New Advisory Agreement) by the shareholders of that Fund. If shareholders of a Fund do not approve Proposal 2A or Proposal 2B, but approve Proposal 3A or Proposal 3B, the Current Advisory and Sub-Advisory Agreements will remain in effect and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

   The Company's financial statements for the Funds' most recent fiscal years were audited by PricewaterhouseCoopers LLP ('PwC'), independent auditors. In addition, PwC prepares the Company's federal and state annual income tax returns and provides certain non-audit services to the Company. During the Board's most recent consideration of the selection of auditors for the Funds, the Board considered whether the provision of non-audit services to the Company was compatible with maintaining PwC's independence. The Board of Directors has selected PwC as the independent auditors for the Funds' fiscal year ending 2002. PwC has been the Company's independent auditors since inception of each Fund. PwC has informed the Company that it has no material direct or indirect financial interest in the Funds.

   Representatives of PwC are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of the Funds'/Portfolios' annual financial statements for the most recent fiscal year and the review of the financial statements included in the Funds'/Portfolios' reports to shareholders were $118,600.

   Financial Information Systems Design and Implementation Fees. There were no fees billed by PwC for the most recent fiscal year ended August 31, 2001 and September 30, 2001 for professional services rendered for financial information systems design and implementation services provided to the Company/Trust, ICCC or entities that control, are controlled by or are under common control with ICCC that provide services to the Company/Trust.

   All Other Fees. There were $2,855,400 in fees billed by PwC for the most recent fiscal year for other services provided to the Company/Trust, ICCC, and entities that control, are controlled by or are under common control with ICCC that provide services to the Company/Trust.

                               OTHER INFORMATION

Portfolio Transactions

   For the fiscal year ended September 30, 2001, Growth Opportunity Fund paid commissions to Deutsche Bank Securities Inc. and its affiliates, an affiliated broker, in the aggregate amount of $544.50, which represented 3.28% of the total amount of brokerage commissions paid during the period.

   For the fiscal year ended August 31, 2001, the Portfolios paid $782 in brokerage commissions to Deutsche Bank London, an affiliated broker, which represents 0.15% of the aggregate brokerage commissions paid.

   For the fiscal year ended August 31, 2001, the Portfolios paid $465 in brokerage commissions to Deutsche Bank Frankfurt, an affiliated broker, which represents 0.09% of the aggregate brokerage commissions paid.

   For the fiscal year ended August 31, 2001, the Portfolios paid $2,913 in brokerage commissions to Deutsche Bank - New York, which represents 0.58% of the aggregate brokerage commissions paid.

   For the fiscal year ended August 31, 2001, the Portfolios paid $402 in brokerage commissions to Deutsche Bank Securities Limited - Tokyo, Japan, an affiliated broker, which represents 0.08% of the aggregate brokerage commissions paid.

   For the fiscal year ended August 31, 2001, the Portfolios paid $52 in brokerage commissions to DB Clearing Services, an affiliated broker, which represents 0.01% of the aggregate brokerage commissions paid.

Principal Underwriter

   The Funds' principal underwriter is ICC Distributors, Inc. ICC Distributors, Inc. is located at Two Portland Square, Portland, Maine 04104.

                                 VOTE REQUIRED

   Approval of Proposal 1 requires the affirmative vote of a 'majority of the outstanding voting securities' (as defined in the 1940 Act) of the Company (all Funds voting collectively). Approval of Proposals 2A, 2B, 3A and 3B requires the affirmative vote of a 'majority of the outstanding voting securities' (as defined in the 1940 Act) of a Fund. 'Majority of the outstanding voting securities' (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of a Fund present at the special meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against each Proposal because each requires the approval of a specified percentage of the outstanding voting securities of the Company or a Fund.

       THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE 'FOR' APPROVAL OF PROPOSALS 1, 2A, 2B, 3A AND 3B, AS
               APPLICABLE. ANY UNMARKED PROXIES WILL BE SO VOTED.

   The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   The Company does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Proxy Statement.

   Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Company's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

   Shareholders holding at least 10% of the Company's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of share-holders for the purpose of voting on the removal of any Director of the Company. Meetings of shareholders for any other purpose also shall be called by the Board of Directors when requested in writing by shareholders holding at least 25% of the shares then outstanding.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT 1-866-474-6829.

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED
 PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR FOLLOW THE INSTRUCTIONS FOR
      VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.

                         By Order of the Board of Directors,

                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch, Assistant Secretary

July 9, 2002

 THE BOARD OF DIRECTORS OF THE COMPANY HOPES THAT SHAREHOLDERS WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE,
  DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE (OR FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE
                               ENCLOSED PROXY).

                                                                      Exhibit A

                     SHARES OUTSTANDING AS OF RECORD DATE

                                                Number of
                                                 Shares
                              Fund             Outstanding
                    ----------------------------------------
                    Top 50 US Fund
                    ----------------------------------------
                      Class A Shares          1,469,461.6480
                    ----------------------------------------
                      Class B Shares            263,923.6350
                    ----------------------------------------
                      Class C Shares             30,752.1920
                    ----------------------------------------
                    Japanese Equity Fund
                    ----------------------------------------
                      Class A Shares             74,369.1020
                    ----------------------------------------
                      Class B Shares            230,999.3000
                    ----------------------------------------
                      Class C Shares             12,990.3130
                    ----------------------------------------
                    Global Biotechnology Fund
                    ----------------------------------------
                      Class A Shares            502,258.1420
                    ----------------------------------------
                      Class B Shares             43,736.5420
                    ----------------------------------------
                      Class C Shares             35,459.3410
                    ----------------------------------------
                    Growth Opportunity Fund
                    ----------------------------------------
                      Class A Shares            409,801.0690
                    ----------------------------------------
                      Class B Shares             82,655.3410
                    ----------------------------------------
                      Class C Shares             50,652.4160

                                                                      Exhibit B

5% Shareholders*
------------------------------------------- ------------------- ---------------------
TOP 50 US FUND--CLASS A SHARES:
------------------------------------------- ------------------- ---------------------
Name and Address                            Shares Beneficially   Percent Ownership
of Beneficial Owner                                Owned        of Outstanding Shares
------------------------------------------- ------------------- ---------------------
Fidelity Investments Institutional              192,048.28              13.07%
  Operations CO, Inc. (FIIOC)
As Agent For Certain Employee Benefit Plans
100 Magaellan Way
KW1C
Covington, KY 41015-1999
Deutsche Bank Trust Company Americas            130,595.34               8.89%
FBO 2591854040
PO Box 9005
Church Street Station
NewYork, NY 10007
TOP 50 US FUND--CLASS B SHARES:
------------------------------------------- ------------------- ---------------------
Name and Address                            Shares Beneficially   Percent Ownership
of Beneficial Owner                                Owned        of Outstanding Shares
------------------------------------------- ------------------- ---------------------
Merrill Lynch Pierce Fenner & Smith             23,342.99               8.84%
For The Sole Benefit Of Its Cust
Attention: Fund Administration Team
4800 Deer Lake Drive E
3rd Floor
Jacksonville, FL 32246-6484
TOP 50 US FUND--CLASS C SHARES:
------------------------------------------- ------------------- ---------------------
Name and Address                            Shares Beneficially   Percent Ownership
of Beneficial Owner                                Owned        of Outstanding Shares
------------------------------------------- ------------------- ---------------------
First Clearing Corporation                      11,215.56               36.47%
Account 8400-8806
Katharine B Winn JTWROS
741 Woodlands Road
Charlottesville, VA 22901-5506

LPL Financial Services                           4,810.96               15.64%
A/C 6489-5183 9785
Towne Centre Drive
San Diego, CA 92121-1968

Merrill Lynch Pierce Fenner & Smith              4,258.95               13.85%
For The Sole Benefit Of Its Cust
Attention: Fund Administration Team
4800 Deer Lake Drive E
3rd Floor
Jacksonville, FL 32246-6484

NFSC                                             1,990.45                6.47%
FEBO # X94-264288
Cozett Y Nguyen
9340 Boothwyn Way
Elk Grove, CA 95758-7635

* The Directors, the Director Nominees, and the executive officers of the Company as a group own less than 1% of each class of the Fund's outstanding shares.

 5% Shareholders*
 ----------------------------------- ------------------- ---------------------
 JAPANESE EQUITY FUND--CLASS A SHARES:
 ------------------------------------------------------- ---------------------
 Name and Address                    Shares Beneficially   Percent Ownership
 of Beneficial Owner                        Owned        of Outstanding Shares
 ----------------------------------- ------------------- ---------------------
 Atwell & Co.                             23,069.22              31.02%
 FBO East Coast Realty
 C/O US Trust Company of NY
 Peck Slip Station
 PO Box 2044
 New York, NY 10008-2044
 Merrill Lynch Pierce Fenner & Smith      22,987.82              30.91%
 For The Sole Benefit Of Its Cust
 Attention: Fund Administration Team
 4800 Deer Lake Drive E
 3rd Floor
 Jacksonville, FL 32246-6484
 M Gottlieb Associates Inc.                4,493.83               6.04%
 6009 N Milwaukee Ave.
 Chicago, IL 60646-4797
 JAPANESE EQUITY FUND--CLASS B SHARES:
 ------------------------------------------------------- ---------------------
 Name and Address                    Shares Beneficially   Percent Ownership
 of Beneficial Owner                        Owned        of Outstanding Shares
 ----------------------------------- ------------------- ---------------------
 Merrill Lynch Pierce Fenner & Smith     190,089.85              81.60%
 For The Sole Benefit Of Its Cust
 Attention: Fund Administration Team
 4800 Deer Lake Drive E
 3rd Floor
 Jacksonville, FL 32246-6484

 JAPANESE EQUITY FUND--CLASS C SHARES:
 ------------------------------------------------------- ---------------------
 Name and Address                    Shares Beneficially   Percent Ownership
 of Beneficial Owner                        Owned        of Outstanding Shares
 ----------------------------------- ------------------- ---------------------

 Investment Company Capital Corp.         5,845.41               45.00%
 Attn: Julie Thomas
 MS BAL01-1602
 1 South Street
 Baltimore, MD 21202-3298

 Deutsche Bank Securities Inc.            4,437.54               34.16%
 FBO 231-77676-28
 PO Box 1346
 Baltimore, MD 21203

 National Investor Services               1,280.96                9.86%
 FBO 442-30019-18 55
 Water Street Fl 32
 New York, NY 10041-0028

 Merrill Lynch Pierce Fenner & Smith      1,015.46                7.82%
 Mutual Fund Operations
 Attn Transfer Supervisor
 4800 Deer Lake Dr E Fl 3
 Jacksonville, FL 32246-6484

* The Directors, the Director Nominees, and the executive officers of the Company as a group own less than 1% of each class of the Fund's outstanding shares.

5% Shareholders*
------------------------------------- ------------------- ---------------------
GLOBAL BIOTECHNOLOGY FUND--CLASS A SHARES:
--------------------------------------------------------- ---------------------
Name and Address                      Shares Beneficially   Percent Ownership
of Beneficial Owner                          Owned        of Outstanding Shares
------------------------------------- ------------------- ---------------------
DWS Investment GmbH                       450,000.00              89.61%
Attn: Reinhold Volk
Grueneburgweg 113-115
Frankfurt, Germany 60323

GLOBAL BIOTECHNOLOGY FUND--CLASS B SHARES:
--------------------------------------------------------- ---------------------
Name and Address                      Shares Beneficially   Percent Ownership
of Beneficial Owner                          Owned        of Outstanding Shares
------------------------------------- ------------------- ---------------------
DWS Investment GmbH                       25,000.00               55.37%
Attn: Reinhold Volk
Grueneburgweg 113-115
Frankfurt, Germany 60323

GLOBAL BIOTECHNOLOGY FUND--CLASS C SHARES:
--------------------------------------------------------- ---------------------
Name and Address                      Shares Beneficially   Percent Ownership
of Beneficial Owner                          Owned        of Outstanding Shares
------------------------------------- ------------------- ---------------------
DWS Investment GmbH                       25,000.00               70.50%
Attn: Reinhold Volk
Grueneburgweg 113-115
Frankfurt, Germany 60323

Merrill Lynch Pierce Fenner & Smith        5,379.66               15.17%
For The Sole Benefit Of Its Customers
4800 Deer Lake Drive E
3rd Floor
Jacksonville, FL 32246-6484

* The Directors, the Director Nominees, and the executive officers of the Company as a group own less than 1% of each class of the Fund's outstanding shares.

 5% Shareholders*
 ------------------------------------ ------------------- ---------------------
 GROWTH OPPORTUNITY FUND--CLASS A SHARES:
 -------------------------------------------------------- ---------------------
 Name and Address                     Shares Beneficially   Percent Ownership
 of Beneficial Owner                         Owned        of Outstanding Shares
 ------------------------------------ ------------------- ---------------------
 Deutsche Asset Management, Inc.          400,000.00              97.61%
 280 Park Avenue
 New York, NY 10017
 GROWTH OPPORTUNITY FUND--CLASS B SHARES:
 -------------------------------------------------------- ---------------------
 Name and Address                     Shares Beneficially   Percent Ownership
 of Beneficial Owner                         Owned        of Outstanding Shares
 ------------------------------------ ------------------- ---------------------
 Deutsche Asset Management, Inc.          50,000.00               60.49%
 280 Park Avenue
 New York, NY 10017
 Rahel Hagopian & Tim Hagopian JTWROS      5,465.30                6.61%
 30 Harborpoint Blvd. # 405
 Boston, MA 02125-3210
 GROWTH OPPORTUNITY FUND--CLASS C SHARES:
 -------------------------------------------------------- ---------------------
 Name and Address                     Shares Beneficially   Percent Ownership
 of Beneficial Owner                         Owned        of Outstanding Shares
 ------------------------------------ ------------------- ---------------------
 Deutsche Asset Management, Inc.          50,000.00               98.71%
 280 Park Avenue
 New York, NY 10017

* The Directors, the Director Nominees, and the executive officers of the Company as a group own less than 1% of each class of the Fund's outstanding shares.

                                                                      Exhibit C

-------------------------------------------------------------------------------------------------------------
                                                                  Date Last Approved By Fund's
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                           Date of Current Advisory
 Fund (Fiscal Year End)            Agreement                  Directors                 Shareholders
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Top 50 US Fund (8/31)             May 7, 2001               June 25, 2002              March 28, 2000*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Japanese Equity
 Fund (8/31)                      May 7, 2001               June 25, 2002              March 28, 2000*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Global Biotechnology Fund
 (8/31)                         March 28, 2001              June 25, 2002             March 28, 2001**
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Growth Opportunity Fund
 (9/30)                         March 28, 2001              June 25, 2002             March 28, 2001**
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                  Date Last Approved By Fund's
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                Date of Current
 Fund (Fiscal Year End)     Sub-Advisory Agreement            Directors                 Shareholders
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Japanese Equity Fund
 (8/31)                           May 7, 2001               June 25, 2002              March 28, 2000*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Global Biotechnology Fund
 (8/31)                         March 28, 2001              June 25, 2002             March 28, 2001**
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Growth Opportunity Fund
 (9/30)                         March 28, 2001              June 25, 2002             March 28, 2001**
-------------------------------------------------------------------------------------------------------------

--------
  * Submitted for shareholder vote in order to simplify the organizational structure of Deutsche Bank's US mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight as a result of the merger with Bankers Trust Corporation.
 ** Approved by the sole shareholder.

                                                                      Exhibit D

                      DEUTSCHE INVESTORS PORTFOLIOS TRUST

                     FORM OF INVESTMENT ADVISORY AGREEMENT

   Agreement, made as of            ,     , between DEUTSCHE INVESTORS
PORTFOLIOS TRUST, a trust organized under New York law (the 'Trust'), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the 'Investment Advisor'), registered as an investment advisor under the Investment Advisers Act of 1940 (the 'Advisers Act').

                             W I T N E S S E T H:

   WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the '1940 Act'), and consists on the date hereof of the two sub-trusts listed on Schedule A to this Agreement (each such sub-trust, together with each other sub-trust of the Trust hereafter established by the Board of Trustees of the Trust (the 'Board of Trustees') and made subject to this Agreement in accordance with Section 13 hereof, individually a 'Portfolio' and, collectively, the 'Portfolios'); and

   WHEREAS, the Board of Trustees desires to retain the Investment Advisor to render various investment management services to each Portfolio, and the Investment Advisor is willing to render such services;

   NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

   1. The Trust hereby appoints the Investment Advisor to act as investment manager to each of the Portfolios for the period and the terms set forth in this Agreement, with the understanding that it may appoint an advisor to perform certain services relating to the management of the investment operations of the Portfolios as set forth in Section 4. The Investment Advisor accepts such appointment and agrees to render or provide the services herein set forth, for the compensation herein provided as set forth in Schedule A.

   2. The activities of the Investment Advisor or any advisor appointed hereunder shall at all times be subject to the supervision of the Board of Trustees.

   3. The Investment Advisor shall manage, or appoint an advisor to manage, the investment operations of the Portfolios and the composition of each Portfolio's hold-ings of securities and investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with such Portfolio's investment objectives and policies as stated in the Registration Statement (as defined in paragraph 6(d) of this Agreement). The Investment Advisor, or in case it appoints an advisor, such advisor, shall perform such services (the person performing such services being referred to herein as the 'Sub-Advisor') subject to the following understandings:

   (a) The Sub-Advisor in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust and By-Laws of the Trust and the Registration Statement and with the instructions and directions of the Board of Trustees, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

   (b) the Sub-Advisor shall use the same skill and care in the management of each Portfolio's investments as it uses in the administration of other accounts for which it has investment responsibility as agent;

   (c) the Sub-Advisor shall determine the securities or other investments to be purchased, sold or lent by each Portfolio and as agent for each Portfolio will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, including a broker affiliated with the Sub-Advisor; in placing orders with brokers and/or dealers the Sub-Advisor intends to seek best price and execution for purchases and sales; the Sub-Advisor shall also determine whether or not a Portfolio shall enter into repurchase or reverse repurchase agreements;

      On occasions when the Sub-Advisor deems the purchase or sale of a security or other investment to be in the best interest of a Portfolio as well as other customers of the Sub-Advisor, the Sub-Advisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased on behalf of such Portfolio and such other customer of the Sub-Advisor in order to obtain best execution, including lower brokerage commissions, if applicable. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to a Portfolio;

   (d) the Sub-Advisor shall maintain a set of books and records with respect to each Portfolio's securities and other investment transactions as required by the Advisers Act and other applicable laws and regulations and shall render to the Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request; and

   (e) the services of the Sub-Advisor to the Trust under this Agreement are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others.

   4. The Investment Advisor is authorized to appoint an unaffiliated investment advisor to carry out the aforementioned investment operations of each Portfolio, as Sub-Advisor, on the above terms pursuant to an investment advisory contract conforming to the requirements of the 1940 Act and subject to approval of the Board of Trustees and the holders of beneficial interests in the Trust as required by the 1940 Act. Any such investment advisory contract shall provide that the Sub-Advisor is not authorized to make any business, operational or management decisions on behalf of the Trust or any Portfolio other than with respect to the investment operations and composition of a Portfolio's holdings of securities and other investments as set forth herein. The compensation of any such Sub-Advisor will be paid by the Investment Advisor.

   Subject to the prior approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not 'interested persons,' as defined in the 1940 Act, the Investment Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Investment Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Investment Advisor's duties enumerated in Section 3 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Portfolio that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Board of Trustees who are not 'interested persons,' as defined in the 1940 Act; provided, that the Investment Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Investment Advisor of any of its obligations hereunder.

   The Investment Advisor may, but shall not be under any duty to, perform services on behalf of any Portfolio which are not required by this Agreement upon the request of the Board of Trustees. Such services will be performed on behalf of such Portfolio and the Investment Advisor's charge in rendering such services may be billed monthly to the Trust, subject to examination by the Trust's independent accountants. Payment or assumption by the Investment Advisor of any Trust expense that the Investment Advisor is not required to pay or assume under this Agreement shall not relieve the Investment Advisor of any of its obligations to such Portfolio nor obligate the Investment Advisor to pay or assume any similar Portfolio's expenses on any subsequent occasions.

   5. The Investment Advisor shall also provide certain supervisory and administrative services to the Trust, including:

   (a) negotiating, maintaining, evaluating and coordinating contractual arrangements with third-party service providers, including, but not limited to, administrators, custodians, transfer agents, fund accounting agents, independent accountants, attorneys, printers and insurers;

   (b) assisting the various third-party service providers retained by or for the Trust by, among other things, providing any information to such service providers as the Board of Trustees deem appropriate, including information concerning Portfolio performance and administration;

   (c) reviewing agendas for and minutes of meetings of the Board of Trustees and committees of the Board of Trustees; and preparing such supporting documents for such meetings as the Board of Trustees may request the Investment Advisor to prepare;

   (d) arranging, if desired by the Trust, for directors, officers or employees of the Investment Advisor to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law; and

   (e) reviewing all registration statements, amendments thereto and other documents as may be required for compliance by the Trust and each Portfolio with all applicable laws and regulations and preparing such portions thereof as the Board of Trustees may request the Investment Advisor to prepare.

   Notwithstanding the foregoing, the Investment Advisor shall not be deemed to have assumed any duties under this Agreement with respect to, and shall not be responsible for, functions specifically assumed by any administrator, fund accounting agent, custodian, private placement agent or transfer agent of the Trust. As to any of the services contemplated by this Section 5 to be provided by the Investment Advisor, it may instead retain a third party to perform those services on its behalf and expense, subject to its supervision of such third party.

   6. The Trust has delivered copies of each of the following documents to the Investment Advisor and will promptly notify and deliver to it all future amendments and supplements, if any:

   (a) Declaration of Trust of the Trust (such Declaration of Trust, as presently in effect and as amended from time to time, is herein called the 'Declaration of Trust');

   (b) By-Laws of the Trust (such By-Laws, as presently in effect and as amended from time to time, are herein called the 'By-Laws');

   (c) Certified resolutions of the Board of Trustees authorizing the appointment of the Investment Advisor and approving the form of this Agreement;

   (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act, its Registration Statement on Form N-1A under the 1940 Act (File No. 811-8375) and the Registration Statement on Form N-1A of Deutsche Investors Funds, Inc. (File No. 333-07008) under the Securities Act of 1933, as amended, and the 1940 Act, as filed with the Securities and Exchange Commission (the 'Commission') on May 23, 1997, including all amendments thereto (together with the Registration Statement of the Trust, the 'Registration Statement').

   7. The Sub-Advisor shall keep the books and records required to be maintained by it pursuant to paragraph 3(e). The Investment Advisor agrees that all records which it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Sub-Advisor with respect to the Portfolios by Rule 31a-2 of the Commission under the 1940 Act.

   8. During the term of this Agreement the Investment Advisor will pay all expenses, including personnel costs and overhead, incurred by it in connection with the performance of its obligations under this Agreement other than the cost of securities and investments purchased for each Portfolio (including taxes and brokerage commissions, if any) and extraordinary expenses and shall pay the salaries of Trustees and officers of the Trust who are affiliated persons (as defined in the 1940 Act) of the Investment Advisor. The Investment Advisor shall not be required to pay expenses of any activity which is intended primarily to result in sales of shares of the Portfolios.

   9. For the services provided and the expenses borne pursuant to this Agreement, each Portfolio will pay to the Investment Advisor as full compensation therefor, a fee, computed daily and paid monthly in arrears, at an annual rate equal to the percentage of the average daily net assets of such Portfolio specified in Schedule A hereto.

   10. The Investment Advisor shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust or any Portfolio in connection with the matters to which this Agreement relates, except a loss or expense resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

   11. This Agreement shall continue in effect until the date two years after its execution and shall continue in effect from year to year thereafter with respect to each Portfolio if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust in its entirety or with respect to any Portfolio, at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or such Portfolio, as the case may be, on 60 days' written notice to the Investment Advisor, or by the Investment Advisor at any time, without the payment of any penalty, on 60 days' written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

   12. The Investment Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees from time to time, have no authority to act for or represent the Trust or any Portfolio in any way or otherwise be deemed an agent of the Trust or any Portfolio.

   13. This Agreement may be amended by mutual consent, but the consent of the Trust must be approved (a) by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Trust or, in the case of an amendment to this Agreement affecting only one or several Portfolios, a majority of the outstanding voting securities of each such Portfolio. In the event that the Board of Trustees establish one or more additional sub-trusts with respect to which they wish to retain the Investment Advisor to act as investment manager, the Trust and the Investment Advisor may amend Schedule A hereto to add each such sub-trust and specify the fee payable to the Investment Advisor in respect thereof, in which event such sub-trust shall become subject to the provisions of this Agreement and be deemed a 'Portfolio' hereunder to the same extent as the existing Portfolios, except to the extent that such provisions may be modified with respect to any additional Portfolio in writing by the Trust and the Investment Advisor at the time of the addition of the Portfolio.

   14. Notices of any kind to be given to the Investment Advisor by the Trust shall be in writing and shall be duly given if mailed or delivered to the Investment

Advisor at 280 Park Avenue, New York, New York 10017, Attention: President, or at such other address or to such other individual as shall be specified by the Investment Advisor to the Trust. Notices of any kind to be given to the Trust by the Investment Advisor shall be in writing and shall be duly given if mailed or delivered to the Trust at Cardinal Avenue, Grand Cayman, Cayman Islands, BWI or at such other address or to such other individual as shall be specified by the Trust to the Investment Advisor.

   15. The Board of Trustees have authorized the execution of this Agreement in their capacity as Trustees and not individually and the Investment Advisor agrees that neither the holders of interests in the Trust nor the Trustees nor any officer, employee, representative or agent of the Trust shall be personally liable upon, or shall resort be had to their private property for the satisfaction of, obligations given, executed or delivered on behalf of or by the Trust or any Portfolio, that the interest holders of the Portfolios and the trustees, officers, employees, representatives and agents of the Trust shall not be personally liable hereunder, and that the Investment Advisor shall look solely to the property of the Trust for the satisfaction of any claim hereunder.

   16. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

   17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.


                      DEUTSCHE INVESTORS PORTFOLIOS TRUST

                      By:    ----------------------------------
                      Name:  ----------------------------------
                      Title: ----------------------------------

                      DEUTSCHE ASSET MANAGEMENT, INC.

                      By:    ----------------------------------
                      Name:  ----------------------------------
                      Title: ----------------------------------

                                  Schedule A

                                       Fee (annualized % of average
             Portfolio                      daily net assets)
             ------------------------------------------------------
             Top 50 US Portfolio                  0.85%
             ------------------------------------------------------
             Japanese Equity Portfolio            0.85%

                                                                      Exhibit E

                           GLOBAL BIOTECHNOLOGY FUND

                     FORM OF INVESTMENT ADVISORY AGREEMENT

   THIS AGREEMENT is made as of the        day of       ,        by and between
DEUTSCHE INVESTORS FUNDS, INC., a Maryland corporation (the 'Fund'), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the 'Advisor').

   WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the '1940 Act'), consisting of several series of shares, each having its own investment policies;

   WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

   WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to this Agreement on the terms and conditions hereinafter set forth.

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with
Section 11, being herein referred to as 'a Series', and collectively as 'the Series'). The Advisor shall manage a Series' affairs and shall supervise all aspects of a Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series' assets, subject at all times to the policies and control of the Fund's Board of Directors (the 'Board of Directors'). The Advisor shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

   2. Delivery of Documents. The Fund has furnished the Advisor with copies properly certified or authenticated of each of the following:

   (a) The Fund's Articles of Incorporation, filed with the State of Maryland on May 22, 1997 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the 'Articles of Incorporation');

   (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the 'By-Laws');

   (c) Resolutions of the Board of Directors and shareholders authorizing the appointment of the Advisor and approving this Agreement;

   (d) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the '1933 Act') (File No. 333-07008) and under the 1940 Act as filed with the Securities and Exchange Commission ('SEC') relating to the shares of the Fund and its series, and all amendments thereto; and

   (e) Each Series' most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called 'Prospectus').

   The Fund will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

   The Advisor will provide the Fund with copies of its Form ADV, including all amendments thereto, as it is filed with the SEC.

   3.  Duties of Investment Advisor.  In carrying out its obligations under
Section 1 hereof, the Advisor shall:

   (a) supervise and manage all aspects of a Series' operations, except for distribution services;

   (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

   (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Board of Directors;

   (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone services, utilities, stationery, supplies and similar items for the Fund's principal office;

   (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in a Series' portfolio;

   (f) determine which issuers and securities shall be represented in a Series' portfolio and regularly report thereon to the Board of Directors; and

   (g) take all actions necessary to carry into effect a Series' purchase and sale programs.

   4. Portfolio Transactions. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its best efforts to obtain the best net results as described from time to time in a Series' Prospectus and statement of additional information. The Advisor will promptly communicate to the Administrator and to the officers and the Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

   It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series' Prospectus and statement of additional information.

   Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct Deutsche Bank Securities Inc. ('DB Securities') or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.' If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities or any of its affiliates and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

   The Fund, on behalf of a Series, will not deal with the Advisor or DB Securities or any of its affiliates in any transaction in which the Advisor or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series' order. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

   5. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors.

   6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

   (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

   (b) the provisions of the Registration Statement of the Fund on behalf of a Series under the 1933 Act and the 1940 Act;

   (c) the provisions of the Articles of Incorporation;

   (d) the provisions of the By-Laws; and

   (e) any other applicable provisions of state and federal law.

   7. Expenses. The expenses connected with the Fund on behalf of a Series shall be allocable between the Fund and the Advisor as follows:

   (a) The Advisor shall furnish, at its expense and without cost to the Fund, the services of one or more officers of the Advisor, to the extent that such officers may be required by the Fund on behalf of a Series for the proper conduct of its affairs.

   (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund on behalf of a Series, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of a Series' cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund on behalf of a Series in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series' or Fund's operation unless otherwise explicitly provided herein.

   8. Delegation of Advisory Services. It is understood that the Advisor, on behalf of a Series, may employ one or more unaffiliated sub-investment advisors (each, a 'Sub-Advisor') under written agreements with each Sub-Advisor, provided that any such Sub-Advisor and agreement is first approved by the vote of a majority of the Board of Directors, including a majority of the Board of Directors who are not 'interested persons' (as defined in the 1940 Act) of the Fund, the Advisor or any such Sub-Advisor, at a meeting of the Board of Directors called for the purpose of voting on such approval and, except as may be otherwise permitted by then current law as modified or interpreted by an applicable order or orders of the SEC or any rules or regulations adopted by, or interpretive releases of, the SEC, by a vote of a 'majority of the outstanding voting securities' (as defined in the 1940 Act) of a Series. The authorization given to the Advisor in this Agreement to perform portfolio management and related services may be delegated by it under any such agreement to any of the Sub-Advisors, provided that the Sub-Advisors shall be subject to the same restrictions and limitations on the investments and brokerage discretion as the Advisor. In the event the Advisor employs one or more Sub-Advisors, the Advisor shall oversee and continually evaluate the activities of any such Sub-Advisor and shall make such recommendations to the Board of Directors from time to time concerning the continuation, termination or modification of any such agreements as the Advisor deems appropriate. Notwithstanding the foregoing, the Fund agrees that the Advisor shall not be accountable to the Fund or a Series for any loss or liability relating to specific investments directed solely by any Sub-Advisor.

   Subject to the prior approval of a majority of the members of the Board of Directors, including a majority of the Board of Directors who are not 'interested persons,' as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in Section 3 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Board of Directors who are not 'interested persons,' as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.

   As used in this Agreement, the terms 'interested persons' and a 'vote of a majority of the outstanding voting securities' shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under said Act.

   9. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation in accordance with Schedule B.

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   In the event of termination of this Agreement, the advisory fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

   In addition to the foregoing, the Advisor may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund on behalf of the Series for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Advisor. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

   All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement. In addition to the foregoing, the Advisor may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse a Series for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Advisor. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

   10. Non-Exclusivity. The services of the Advisor to the Fund on behalf of each Series are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

   11. Additional Series and Classes. In the event that the Fund establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Fund with respect to the series of shares or class of shares and the execution of an amended Schedule A reflecting the applicable names and terms.

   12. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Fund on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Fund and the Advisor to terminate this contract as provided in Section 12 hereof; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be 'specifically approved at least annually' shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

   This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Board of Directors or by vote of a majority of the outstanding voting securities of a Series on not less than 30 days nor more than 60 days written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 90 days written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

   As used in this Section 12, the term 'assignment' shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

   13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

   14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Fund, One South Street, Baltimore, Maryland 21202, and if to the Advisor, 280 Park Avenue, New York, New York 10017.

   15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16. Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

   17. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to Shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

   18. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request.

   19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

   20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


[SEAL]                              DEUTSCHE INVESTORS FUNDS, INC.

Attest: ------------------------    By:    ------------------------
  Name: ------------------------     Name: ------------------------
                                    Title: ------------------------

[SEAL]                              DEUTSCHE ASSET MANAGEMENT, INC.

Attest: ------------------------    By:    ------------------------
  Name: ------------------------    Name:  ------------------------
                                    Title: ------------------------

                                  Schedule A

                           Global Biotechnology Fund

                                  Schedule B

          ------------------------------------------------------------
                           Global Biotechnology Fund
          ------------------------------------------------------------
                                         Advisory Fee (annualized % of
             Average Daily Net Assets      Average Daily Net Assets)
          ------------------------------------------------------------
          First $250 million                         0.85%
          ------------------------------------------------------------
          Next $250 million                          0.80%
          ------------------------------------------------------------
          Portion exceeding $500 million             0.75%
          ------------------------------------------------------------

                                                                      Exhibit F

                            GROWTH OPPORTUNITY FUND

                     FORM OF INVESTMENT ADVISORY AGREEMENT

   THIS AGREEMENT is made as of the        day of       ,        by and between
DEUTSCHE INVESTORS FUNDS, INC., a Maryland corporation (the 'Fund'), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the 'Advisor').

   WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the '1940 Act'), consisting of several series of shares, each having its own investment policies;

   WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

   WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to this Agreement on the terms and conditions hereinafter set forth.

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the investment advisor of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with
Section 11, being herein referred to as 'a Series', and collectively as 'the Series'). The Advisor shall manage a Series' affairs and shall supervise all aspects of a Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series' assets, subject at all times to the policies and control of the Fund's Board of Directors (the 'Board of Directors'). The Advisor shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

   2. Delivery of Documents. The Fund has furnished the Advisor with copies properly certified or authenticated of each of the following:

   (a) The Fund's Articles of Incorporation, filed with the State of Maryland on May 22, 1997 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the 'Articles of Incorporation');

   (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the 'By-Laws');

   (c) Resolutions of the Board of Directors and shareholders authorizing the appointment of the Advisor and approving this Agreement;

   (d) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the '1933 Act') (File No. 333-07008) and under the 1940 Act as filed with the Securities and Exchange Commission ('SEC') relating to the shares of the Fund and its series, and all amendments thereto; and

   (e) Each Series' most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called 'Prospectus').

The Fund will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

   The Advisor will provide the Fund with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

   3.  Duties of Investment Advisor.  In carrying out its obligations under
Section 1 hereof, the Advisor shall:

   (a) supervise and manage all aspects of a Series' operations, except for distribution services;

   (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

   (c) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in a Series' portfolio;

   (d) determine which issuers and securities shall be represented in a Series' portfolio and regularly report thereon to the Board of Directors; and

   (e) take all actions necessary to carry into effect a Series' purchase and sale programs.

   4. Portfolio Transactions. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its best efforts to obtain the best net results as described from time to time in a Series' Prospectus and statement of additional information. The Advisor will promptly communicate to the Administrator and to the officers and the Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

   It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series' Prospectus and statement of additional information.

   Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct Deutsche Bank Securities Inc. ('DB Securities') or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.' If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities or any of its affiliates and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

   The Fund, on behalf of a Series, will not deal with the Advisor or DB Securities or any of its affiliates in any transaction in which the Advisor or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series' order. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

   5. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors.

   6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

   (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

   (b) the provisions of the Registration Statement of the Fund on behalf of a Series under the 1933 Act and the 1940 Act;

   (c) the provisions of the Articles of Incorporation;

   (d) the provisions of the By-Laws; and

   (e) any other applicable provisions of state and federal law.

   7. Expenses. The expenses connected with the Fund on behalf of a Series shall be allocable between the Fund and the Advisor as follows:

   (a) The Advisor shall furnish, at its expense and without cost to the Fund, the services of one or more officers of the Advisor, to the extent that such officers may be required by the Fund on behalf of a Series for the proper conduct of its affairs.

   (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund on behalf of a Series, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of a Series' cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund on behalf of a Series in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the

       Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series' or Fund's operation unless otherwise explicitly provided herein.

   8. Delegation of Advisory Services. It is understood that the Advisor, on behalf of a Series, may employ one or more unaffiliated sub-investment advisors (each, a 'Sub-Advisor') under written agreements with each Sub-Advisor, provided that any such Sub-Advisor and agreement is first approved by the vote of a majority of the Board of Directors, including a majority of the Board of Directors who are not 'interested persons' (as defined in the 1940 Act) of the Fund, the Advisor or any such Sub-Advisor, at a meeting of the Board of Directors called for the purpose of voting on such approval and, except as may be otherwise permitted by then current law as modified or interpreted by an applicable order or orders of the SEC or any rules or regulations adopted by, or interpretive releases of, the SEC, by a vote of a 'majority of the outstanding voting securities' (as defined in the 1940 Act) of a Series. The authorization given to the Advisor in this Agreement to perform portfolio management and related services may be delegated by it under any such agreement to any of the Sub-Advisors, provided that the Sub-Advisors shall be subject to the same restrictions and limitations on the investments and brokerage discretion as the Advisor. In the event the Advisor employs one or more Sub-Advisors, the Advisor shall oversee and continually evaluate the activities of any such Sub-Advisor and shall make such recommendations to the Board of Directors from time to time concerning the continuation, termination or modification of any such agreements as the Advisor deems appropriate. Notwithstanding the foregoing, the Fund agrees that the Advisor shall not be accountable to the Fund or a Series for any loss or liability relating to specific investments directed solely by any Sub-Advisor.

   Subject to the prior approval of a majority of the members of the Board of Directors, including a majority of the Board of Directors who are not 'interested persons,' as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in Section 3 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Board of Directors who are not 'interested persons,' as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.

   As used in this Agreement, the terms 'interested persons' and a 'vote of a majority of the outstanding voting securities' shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under said Act.

   9. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation in accordance with Schedule B.

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   In the event of termination of this Agreement, the advisory fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

   In addition to the foregoing, the Advisor may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund on behalf of the Series for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Advisor. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

   All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement. In addition to the foregoing, the Advisor may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse a Series for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Advisor. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

   10. Non-Exclusivity. The services of the Advisor to the Fund on behalf of each Series are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

   11. Additional Series and Classes. In the event that the Fund establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Fund with respect to the series of shares or class of shares and the execution of an amended Schedule A reflecting the applicable names and terms.

   12. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Fund on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Fund and the Advisor to terminate this contract as provided in Section 12 hereof; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be 'specifically approved at least annually' shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

   This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Board of Directors or by vote of a majority of the outstanding voting securities of a Series on not less than 30 days nor more than 60 days written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 90 days written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

   As used in this Section 12, the term 'assignment' shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

   13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

   14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Fund, One South Street, Baltimore, Maryland 21202, and if to the Advisor, 280 Park Avenue, New York, New York 10017.

   15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

   16. Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

   17. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to Shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

   18. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request.

   19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

   20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


[SEAL]                                        DEUTSCHE INVESTORS FUNDS, INC.

Attest: ----------------------------------    By:    ----------------------------------
  Name: ----------------------------------     Name: ----------------------------------
                                              Title: ----------------------------------

[SEAL]                                        DEUTSCHE ASSET MANAGEMENT, INC.

Attest: ----------------------------------    By:    ----------------------------------
  Name: ----------------------------------    Name:  ----------------------------------
                                              Title: ----------------------------------

                                  Schedule A

                            Growth Opportunity Fund

                                  Schedule B

                            Growth Opportunity Fund

                                          Advisory Fee as a % of
               Average Daily Net Assets  Average Daily Net Assets
               --------------------------------------------------
               First $250 million                  0.85%
               --------------------------------------------------
               Next $250 million                   0.80%
               --------------------------------------------------
               In excess of $500 million           0.75%
               --------------------------------------------------

                                                                      Exhibit G

                                 ADVISORY FEES

I.  Rates of Compensation under the Current Advisory Agreements

  Top 50 US Fund/1/ and Japanese Equity Fund/2/

   For its services, the Advisor is entitled to receive an annual fee from each Portfolio, which is computed daily and paid monthly, equal to a percentage of the average daily net assets of the Portfolio as follows: 0.85% for Top 50 US Portfolio and 0.85% for Japanese Equity Portfolio.

  Global Biotechnology Fund/3/

   As compensation for its services, the Advisor is entitled to receive an annual fee from the Company, on behalf of the Fund, which is computed daily and paid monthly, equal to a percentage of the average daily net assets of the Fund as follows: 0.85% of the first $250 million, 0.80% of the next $250 million and 0.75% of the portion of assets exceeding $500 million.

  Growth Opportunity Fund/4/

   As compensation for its services, the Company, on behalf of the Fund, pays the Advisor an annual fee based on the Fund's average daily net assets according to the following schedule of annual rates: 0.85% of the first $250 million, 0.80% of the next $250 million and 0.75% of the assets in excess of $500 million.

II.  Aggregate Advisory Fees

   For providing investment advisory services to the Funds/Portfolios for each Fund's/Portfolio's most recently completed fiscal year, ICCC was entitled to receive the amounts listed under 'Fee Before Waivers.' ICCC, in its capacity as Advisor or Administrator, has agreed to waive its fees and reimburse expenses so that total expenses do not exceed the expense ratios listed in Footnotes 1 through 4 of I above. As

/1 /ICCC, in its capacity as Advisor and Administrator, has contractually agreed to waive its fees and reimburse expenses through December 31, 2002 to the extent necessary to maintain the Top 50 US Fund's expense ratio at 1.15% for Class A Shares and 1.90% for Class B and C Shares.
/2 /ICCC, in its capacity as Advisor and Administrator, has contractually agreed to waive its fees and reimburse expenses through December 31, 2002 to the extent necessary to maintain the Japanese Equity Fund's expense ratio at 1.60% for Class A Shares and 2.35% for Class B and C Shares.
/3/ ICCC, in its capacity as Advisor and Administrator, has contractually agreed to waive its fees and/or reimburse expenses through December 31, 2002, to the extent necessary to maintain the Global Biotechnology Fund expense ratio at 1.50% for Class A Shares and 2.25% for Class B and C Shares.
/4/ ICCC, in its capacity as Advisor and Administrator, has contractually agreed to waive its fees and/or reimburse expenses through January 31, 2003, to the extent necessary to maintain the Growth Opportunity Fund's expense ratio at 1.30% for Class A Shares and 2.05% for Class B and C Shares.

of each Fund's fiscal year end, ICCC waived and/or reimbursed the amounts listed in 'Waiver/Reimbursement by Advisor and/or Administrator.'

                                       Fee Before    Waiver/Reimbursement by
     Fund/Portfolio (Fiscal Year)       Waivers    Advisor and/or Administrator
 ------------------------------------------------------------------------------
 Top 50 US Portfolio (8/31/2001)        $311,150             $385,751
 ------------------------------------------------------------------------------
 Japanese Equity Portfolio (8/31/2001)  $ 97,335             $361,978
 ------------------------------------------------------------------------------
 Global Biotechnology Fund (8/31/2001)  $ 20,036*            $115,653
 ------------------------------------------------------------------------------
 Growth Opportunity Fund (9/30/2001)    $ 28,971**           $140,481

 * For the period from March 30, 2001 (the Fund's inception) through August 31, 2001.
** For the period from December 29, 2000 (the Fund's inception) through
   September 30, 2001.

III.  Administrative and Transfer Agency Fees

   For its administrative and transfer agency services, ICCC was paid the following amounts for each Fund's most recently completed fiscal year.

                                              Administrative  Transfer
                 Fund (Fiscal Year)                Fees      Agent Fees
        ---------------------------------------------------------------
        Top 50 US Fund (8/31/2001)               $75,187      $57,894
        ---------------------------------------------------------------
        Japanese Equity Fund (8/31/2001)         $75,192      $56,095
        ---------------------------------------------------------------
        Global Biotechnology Fund (8/31/2001)    $ 4,151*     $22,671*
        ---------------------------------------------------------------
        Growth Opportunity Fund (9/30/2001)      $ 5,113**    $ 9,618**

 * For the period from March 30, 2001 (the Fund's inception) through August 31, 2001.
** For the period from December 29, 2000 (the Fund's inception) through
   September 30, 2001.

   Deutsche Bank Trust, an affiliate of ICCC, was paid the following amounts for providing custody services to Growth Opportunity Fund for the fiscal year ended September 30, 2001:

                               Fund           Custody Fees
                      ------------------------------------
                      Growth Opportunity Fund   $20,120*

 * For the period from December 29, 2000 (the Fund's inception) through September 30, 2001.

   It is expected that these services will continue to be provided to the Funds by an affiliate of the Advisor after the New Advisory Agreements are approved.

                               SUB-ADVISORY FEES

I.  Rates of Compensation under the Current Sub-Advisory Agreements

  Japanese Equity Fund

   For its services, the Advisor will pay the Sub-Advisor an annual fee, which is calculated daily and payable monthly, at an annual rate equal to the percentage of the average daily net assets of the Portfolio as follows: 0.60% for Japanese Equity Portfolio.

  Global Biotechnology Fund

   As compensation for its services, the Advisor will pay the Sub-Advisor an annual fee which is computed daily and paid monthly, equal to a percentage of the average daily net assets of the Fund as follows: 0.50% for Global Biotechnology Fund. From time to time, DWS may voluntarily waive a portion of its sub-advisory fees.

  Growth Opportunity Fund

   As compensation for its services, Jennison is entitled to receive a fee from the Advisor, payable from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly, according to the following schedule of annual rates: 0.48% of the first $250 million, 0.45% of the next $250 million and 0.42% of the assets in excess of $500 million.

II.  Aggregate Sub-Advisory Fees

   For its investment sub-advisory services, the Company paid DWS and Jennison, as applicable, the following amounts for each Fund's/Portfolio's most recently completed recent fiscal year:

                    Fund/Portfolio (Fiscal Year)         Fee
                -----------------------------------------------
                Japanese Equity Portfolio (8/31/2001) $12,024
                -----------------------------------------------
                Global Biotechnology Fund (8/31/2001) $11,815*
                -----------------------------------------------
                Growth Opportunity Fund (9/30/2001)   $13,906**

 * For the period March 30, 2001 (the Fund's inception) through August 31, 2001. ** For the period December 29, 2000 (the Fund's inception) through September
   30, 2001.

                                                                      Exhibit H

            Investment Companies Advised or Sub-Advised DeAM, Inc.

                                                   Assets Under    Contractual
                                                 Management as of   Advisory
  Funds with Similar Investment Objectives/1/     March 31, 2002      Fees
 ---------------------------------------------- -----------------  -----------
 Top 50 US Portfolio                            $   32,036,662.33     0.85%/2/
 Top 50 US Fund (Onshore)                       $   21,065,049.82      --/2/
 Top 50 US Fund (Offshore)                      $   10,971,612.51      --/2/
 Federated Max-Cap Fund                         $1,552,552,574.73     0.22%
 SEI Institutional Investments Trust--Large Cap
   Fund                                         $  910,978,309.96     Note 1
 Growth Opportunity Fund                        $    4,114,840.59     0.85%/3/
 The SmallCap Fund, Inc.                        $  125,523,512.00     1.00%
 Micro Cap Fund                                 $   77,301,415.13     1.50%
 Small Cap Fund Investment                      $  288,943,053.00     0.65%
 AST DeAM Small Cap Growth Portfolio            $   61,755,671.86     Note 2
 ASAF DeAM Small Cap Growth Fund                $  557,999,910.74     Note 2
 Federated Mid-Cap                              $  442,216,144.29     0.35%
 Federated Mini-Cap                             $  127,389,686.23     0.65%
 Global Biotechnology Fund                      $    5,426,474.57     0.85%/3/
 Japanese Equity Portfolio                      $    5,339,948.49*    0.85%/4/
 Japanese Equity Fund                           $    3,503,812.96      --/4/

--------
* This amount includes the assets of the Japanese Equity Fund (Offshore), which was a feeder fund to the Japanese Equity Portfolio. Japanese Equity Fund (Offshore) closed on May 31, 2002.
/1/ There may be additional funds and/or portfolios that are advised or sub-advised by DeAM, Inc. with similar investment objectives to the Funds that are not listed below. These funds are scheduled to close on or about August 17, 2002.
/2/ Top 50 US Portfolio is the master portfolio. Top 50 US Fund (Onshore) and
    Top 50 US Fund (Offshore) are feeder funds to Top 50 US Portfolio. The advisory fee is paid by the master portfolio under the advisory agreement and allocated to the feeder funds proportionately based upon the feeder funds interest in the master portfolio.
/3/ For each Fund's advisory fee schedule, please see Exhibit G.
/4/ Japanese Equity Portfolio is the master portfolio. The Japanese Equity Fund is the only feeder fund to the Japanese Equity Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder fund.

Note 1 0.0175%--first $1 billion or less, 0.0150%--next $1 billion to $3 billion, 0.0100%--amounts over $3 billion.
Note 2 .35% of the portion of the combined average daily net assets in excess of $100 million; plus, .30% of the portion over $100 million but not in excess of $300 million; plus .25% of the portion over $300 million but not in excess of $500 million; plus .20% of the portion in excess of $500 million.

                                                                      Exhibit I

                  Principal occupations of each director and
                   principal executive officer of DeAM, Inc.

   The names and principal occupations of the current directors and executive officers of DeAM, Inc. are set forth below. The business address of each person is 280 Park Avenue, New York, New York 10017.

             -----------------------------------------------------
                       Name               Principal Occupation
             -----------------------------------------------------
             Dean Sherman Barr          President and Chief
                                        Investment Officer
             -----------------------------------------------------
             Audrey Theresa Jones       Director and Executive
                                        Vice President
             -----------------------------------------------------
             William George Butterly    Secretary and Executive
                                        Vice President
             -----------------------------------------------------
             Mary Anne Mullin           Compliance Officer
             -----------------------------------------------------
             Gwyn Morgan Thomas         Director and Vice
                                        President
             -----------------------------------------------------
             Lori Callahan              Director and Chief
                                        Administrative Officer
             -----------------------------------------------------

                                                                      Exhibit J

-----------------------------------------------------------------------------------
                                                         Aggregate Dollar Range of
                                                          Ownership as of May 31,
                                                             2002 in all Funds
                                                             Overseen or to be
                                                          Overseen by Director or
                                   Dollar Range of          Director Nominee in
                               Beneficial Ownership in     Family of Investment
          Director                  the Funds/1/               Companies/2/
-----------------------------------------------------------------------------------
Independent Director Nominees
-----------------------------------------------------------------------------------
Richard R. Burt*              $1-$10,000 (Top 50 US      Over $100,000
                              Fund) $1-$10,000
                              (Japanese Equity
                              Fund) None (Global
                              Biotechnology Fund)
                              None (Growth Opportunity
                              Fund)
-----------------------------------------------------------------------------------
S. Leland Dill                None (Top 50 US            Over $100,000
                              Fund) None (Japanese
                              Equity Fund) None (Global
                              Biotechnology Fund)
                              None (Growth Opportunity
                              Fund)
-----------------------------------------------------------------------------------
Martin J. Gruber              None (Top 50 US            $10,001-$50,000
                              Fund) None (Japanese
                              Equity Fund) None (Global
                              Biotechnology Fund)
                              None (Growth Opportunity
                              Fund)
-----------------------------------------------------------------------------------
Joseph R. Hardiman*           None (Top 50 US            Over $100,000
                              Fund) None (Japanese
                              Equity Fund) None (Global
                              Biotechnology Fund)
                              $10,001-$50,000 (Growth
                              Opportunity Fund)
-----------------------------------------------------------------------------------
Richard J. Herring            None (Top 50 US            Over $100,000
                              Fund) None (Japanese
                              Equity Fund) None (Global
                              Biotechnology Fund)
                              None (Growth Opportunity
                              Fund)
-----------------------------------------------------------------------------------
Graham E. Jones               None (Top 50 US            Over $100,000
                              Fund) None (Japanese
                              Equity Fund) None (Global
                              Biotechnology Fund)
                              None (Growth Opportunity
                              Fund)
-----------------------------------------------------------------------------------
Rebecca W. Rimel*             None (Top 50 US            Over $100,000
                              Fund) None (Japanese
                              Equity Fund) None (Global
                              Biotechnology Fund)
                              None (Growth Opportunity
                              Fund)
-----------------------------------------------------------------------------------
Philip Saunders, Jr.          None (Top 50 US            $50,001-$100,000
                              Fund) None (Japanese
                              Equity Fund) None (Global
                              Biotechnology Fund)
                              None (Growth Opportunity
                              Fund)
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Aggregate Dollar Range of
                                                       Ownership as of May 31,
                                                          2002 in all Funds
                                                          Overseen or to be
                                                       Overseen by Director or
                                Dollar Range of          Director Nominee in
                            Beneficial Ownership in     Family of Investment
        Director                 the Funds/1/               Companies/2/
--------------------------------------------------------------------------------
William N. Searcy          None (Top 50 US            $10,001-$50,000
                           Fund) None (Japanese
                           Equity Fund) None (Global
                           Biotechnology Fund)
                           None (Growth Opportunity
                           Fund)
--------------------------------------------------------------------------------
Robert H. Wadsworth*       $10,001-$50,000 (Top 50    Over $100,000
                           US Fund) None (Japanese
                           Equity Fund) $1-$10,000
                           (Global Biotechnology
                           Fund)
                           None (Growth Opportunity
                           Fund)
--------------------------------------------------------------------------------
Interested
Director Nominee
--------------------------------------------------------------------------------
Richard T. Hale            None (Top 50 US            Over $100,000
                           Fund) None (Japanese
                           Equity Fund) None (Global
                           Biotechnology Fund)
                           None (Growth Opportunity
                           Fund)
--------------------------------------------------------------------------------

--------

/*/ The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
/1/ Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the '1934 Act') include direct and or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
    over $100,000.
/2/ The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
    over $100,000.

                                                                      Exhibit K

                           GLOBAL BIOTECHNOLOGY FUND

                   FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

   THIS AGREEMENT is made as of the        day of       ,        by and among
DEUTSCHE INVESTORS FUNDS, INC., a Maryland corporation (the 'Fund'), DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the 'Advisor'), and DWS INTERNATIONAL PORTFOLIO MANAGEMENT GmbH, a company organized under the laws of the Federal Republic of Germany (the 'Sub-Advisor').

   WHEREAS, the Advisor is the investment advisor to the Fund, which is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the '1940 Act'), consisting of several series of shares, each having its own investment policies.

   WHEREAS, the Board of Directors of the Fund (the 'Board') has selected the Advisor to provide overall investment advice and management, and to provide certain other services, under the terms and conditions provided in the Advisory
Agreement, dated       , between Deutsche Asset Management, Inc. and Deutsche
Investors Funds, Inc. (the 'Advisory Agreement').

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Sub-Advisor. The Fund hereby appoints the Sub-Advisor to act as the Sub-Advisor of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with Section 10, being herein referred to as 'a Series', and collectively as 'the Series') under the supervision of the Board and the Advisor, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.

   2. Delivery of Documents. The Fund has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

   (a) The Fund's Articles of Incorporation, filed with the State of Maryland on May 22, 1997 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the 'Articles of Incorporation');

   (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the 'By-Laws');

   (c) Resolutions of the Board and shareholders authorizing the appointment of the Sub-Advisor and approving this Agreement;

   (d) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the '1933 Act') (File No. 333-07008) and under the 1940 Act as filed with the Securities and Exchange Commission ('SEC') relating to the shares of the Fund on behalf of the Series listed in Schedule A, and all amendments thereto; and

   (e) Each Series' most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called 'Prospectus').

The Fund will furnish the Sub-Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

   The Sub-Advisor will provide the Series with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

   3. Duties of Sub-Advisor. In carrying out its obligations under Section 1 hereof, the Sub-Advisor, shall:

   (a) provide the Series with such executive and clerical services as are deemed advisable by the Board;

   (b) determine which issuers and securities shall be represented in the Series' portfolio and regularly report thereon to the Board;

   (c) formulate and implement continuing programs for the purchases and sales of securities and regularly report thereon to the Board;

   (d) take, on behalf of the Series, all actions which appear necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the Series' purchase and sale of securities;

   (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Series, and whether concerning the individual issuers whose securities are included in the Series' portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Series' portfolio;

   (f) provide the Advisor and the Fund with records concerning the Sub-Advisor's activities which the Fund is required to maintain;

   (g) render regular reports to the Advisor and the Fund's officers and directors concerning the Sub-Advisor's discharge of its responsibilities; and

   (h) discharge the foregoing responsibilities subject to the control of the Board and the overall supervision of the Advisor and in compliance with such policies as the Board or the Advisor may from time to time establish, subject always to the provisions of the Fund's Articles of Incorporation and By-Laws, and the 1940 Act, and in compliance with the objectives, policies, and limitations for each Series as set forth in each Series' Prospectus and statement of additional information, as amended from time to time, and applicable laws and regulations.

   4. Portfolio Transactions. The Sub-Advisor is authorized in its discretion to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its best efforts to obtain the best net results as described from time to time in a Series' Prospectus and statement of additional information. The Sub-Advisor will promptly communicate to the Advisor and to the officers and the Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

   It is understood that the Sub-Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Prospectus and statement of additional information.

   Subject to the policies established by the Board in compliance with applicable law, the Sub-Advisor may direct Deutsche Bank Securities Inc. ('DB Securities') or any of its affiliates to execute portfolio transactions for the Fund on an agency basis. The commissions paid to DB Securities must be, as required by Rule 17e-1 under the 1940 Act, 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.' If the purchase or sale of securities consistent with the investment policies of each Series or one or more other accounts of the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-Advisor. DB Securities and the Sub-Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

   The Fund, on behalf of each Series, will not deal with the Sub-Advisor or DB Securities in any transaction in which the Sub-Advisor or DB Securities acts as a principal with respect to any part of a Series' order. If DB Securities is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

   5. Control by the Fund's Board. Any recommendations concerning a Series' investment program proposed by the Sub-Advisor and the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of a Series pursuant hereto, shall at all times be subject to any applicable directives of the Board.

   6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:

   (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, as amended;

   (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

   (c) the provisions of the Articles of Incorporation;

   (d) the provisions of the By-Laws; and

   (e) any other applicable provisions of state and federal law.

   7. Expenses. The expenses connected with the Fund on behalf of a Series shall be allocable between the Fund, the Sub-Advisor and the Advisor as follows:

   (a) The Sub-Advisor shall furnish at its expense and without cost to the Fund, the services of one or more officers of the Sub-Advisor, to the extent that such officers may be required by the Series for the proper conduct of its affairs.

   (b) The Sub-Advisor shall maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under
       Section 3 hereof to place orders for the purchase and sale of portfolio securities for each Series.

   (c) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund on behalf of each Series, including, without limitation: payments to the Advisor under the Advisory Agreement between the Fund and the Advisor, payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of each Series' cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund on behalf of each Series in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not 'interested persons' (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   8. Compensation. For the services to be rendered hereunder by the Sub-Advisor, the Advisor shall pay to the Sub-Advisor monthly compensation in accordance with Schedule B. The Fund on behalf of each Series shall have no responsibility for such compensation.

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion, which such period bears to a full month. Payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible.

   9. Delegation of Sub-Advisory Services. Subject to the provisions of this Agreement, the duties of the Sub-Advisor, the portion of portfolio assets of the Series that the Sub-Advisor shall manage and the fees to be paid to the Sub-Advisor by the Advisor under and pursuant to this Agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Advisor, subject to the prior approval of the members of the Board who are not 'interested persons,' as defined in the 1940 Act.

   The Sub-Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Board. Such services will be performed on behalf of the Fund and the Sub-Advisor's charges in rendering such services will be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Sub-Advisor of any Fund expense that the Sub-Advisor is not required to pay or assume under this Agreement shall not relieve the Sub-Advisor of any of its obligations to the Fund nor obligate the Sub-Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

   10. Additional Series and Classes. In the event that the Fund establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Fund with respect to the series of shares or class of shares and the execution of an amended Schedule A reflecting the applicable names and terms.

   11. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and, except as may be otherwise permitted by then current law as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, (b) by vote of a majority of the outstanding voting securities of a Series; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided in Section 15 of the 1940 Act, the Sub-Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be 'specifically approved at least annually' shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

   This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the members of the Board or by vote of a majority of the outstanding voting securities of a Series or the Advisor on not less than 30 days nor more than 60 days written notice to the Sub-Advisor, or by the Sub-Advisor at any time without the payment of any penalty, on 60 days written notice to the Advisor and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

   As used in this Section 11, the term 'assignment' shall have the meaning as set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

   12. Non-Exclusivity. Each of the Advisor and the Sub-Advisor hereby represents and warrants that it is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. The services of the Sub-Advisor to the Advisor and the Fund on behalf of each Series are not to be deemed to be exclusive, and the Sub-Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the Sub-Advisor may serve as officers or members of the Board, and that officers or members of the Board may serve as officers or directors of the Sub-Advisor to the extent permitted by law; and that the officers and directors of the Sub-Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, or directors of any other firm or corporation, including other investment companies.

   13. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund or a Series, neither the Sub-Advisor nor any of its directors, officers or employees will act as principal or agent or receive any commission. The Sub-Advisor shall not knowingly recommend that a Series purchase, sell or retain securities of any issuer in which the Sub-Advisor has a financial interest without obtaining prior approval of the Advisor prior to the execution of any such transaction.

   14. Liability of Sub-Advisor. In the performance of its duties hereunder, the Sub-Advisor shall be obligated to exercise care and diligence and to act in good faith to ensure the accuracy of all services performed under this Agreement, but the Sub-Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or its officers, Directors or employees, or reckless disregard by the Sub-Advisor of its duties under this Agreement.

   15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently, such addresses are as follows: if for the Sub-Advisor, Grueneburgweg 113-115, Frankfurt, Germany 60323; if for the Fund, One South Street, Baltimore, Maryland 21202, and if for the Advisor, 280 Park Avenue, New York, New York 10017.

   16. Amendment of This Agreement. No provision of this Agreement may be changed or waived orally, but only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought, and no amendment to this Agreement shall be effective until approved by (a) the Board, including a majority of the members of the Board who are not interested persons of the Advisor, the Sub-Advisor or (other than as Board members) the Fund, cast in person at a meeting called for the purpose of voting on such approval, and, except as may be otherwise permitted by then current law as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, (b) a majority of the outstanding voting securities of a Series, as defined in the 1940 Act.

   17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations, orders or interpretative releases of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation, order or interpretative releases of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

   18. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

   19. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


[SEAL]                                        DEUTSCHE INVESTORS FUNDS, INC.

Attest: ----------------------------------    By:    ----------------------------------
  Name: ----------------------------------     Name: ----------------------------------
                                              Title: ----------------------------------

[SEAL]                                        DEUTSCHE ASSET MANAGEMENT, INC.

Attest: ----------------------------------    By:    ----------------------------------
  Name: ----------------------------------    Name:  ----------------------------------
                                              Title: ----------------------------------

[SEAL]                                        DWS INTERNATIONAL PORTFOLIO MANAGEMENT
                                                GmbH

Attest: ----------------------------------    By:    ----------------------------------
Name:   ----------------------------------     Name: ----------------------------------
                                              Title: ----------------------------------

                                  Schedule A

                           Global Biotechnology Fund

                                  Schedule B

                                          Fee (annualized % of
                        Fund            average daily net assets)
              ---------------------------------------------------
              Global Biotechnology Fund           0.50%

                                                                      Exhibit L

                            GROWTH OPPORTUNITY FUND

                   FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

   THIS AGREEMENT is made as of the        day of       ,        by and among
DEUTSCHE INVESTORS FUNDS, INC., a Maryland corporation (the 'Fund'), DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the 'Advisor'), and JENNISON ASSOCIATES LLC, a Delaware limited liability company (the 'Sub-Advisor').

   WHEREAS, the Advisor is the investment advisor to the Fund, which is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the '1940 Act'), consisting of several series of shares, each having its own investment policies.

   WHEREAS, the Board of Directors of the Fund (the 'Board') has selected the Advisor to provide overall investment advice and management, and to provide certain other services, under the terms and conditions provided in the Advisory
Agreement, dated              ,        between Deutsche Asset Management, Inc.
and Deutsche Investors Funds, Inc. (the 'Advisory Agreement').

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Sub-Advisor. The Fund hereby appoints the Sub-Advisor to act as the Sub-Advisor of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with Section 10, being herein referred to as 'a Series', and collectively as 'the Series') under the supervision of the Board and the Advisor, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.

   2. Delivery of Documents. The Fund has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

   (a) The Fund's Articles of Incorporation, filed with the State of Maryland on May 22, 1997 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the 'Articles of Incorporation');

   (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the 'By-Laws');

   (c) Resolutions of the Board and shareholders authorizing the appointment of the Sub-Advisor and approving this Agreement;

   (d) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the '1933 Act') (File No. 333-07008) and under the 1940 Act as filed with the Securities and Exchange Commission ('SEC') relating to the shares of the Fund on behalf of the Series listed in Schedule A, and all amendments thereto; and

   (e) Each Series' most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called 'Prospectus').

   The Fund will furnish the Sub-Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

   The Sub-Advisor will provide the Series with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

   3. Duties of Sub-Advisor. In carrying out its obligations under Section 1 hereof, the Sub-Advisor, shall:

   (a) provide the Series with such executive and clerical services as are deemed advisable by the Board;

   (b) determine which issuers and securities shall be represented in the Series' portfolio and regularly report thereon to the Board;

   (c) formulate and implement continuing programs for the purchases and sales of securities and regularly report thereon to the Board;

   (d) take, on behalf of the Series, all actions which appear necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for each Series' purchase and sale of securities;

   (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or each Series, and whether concerning the individual issuers whose securities are included in each Series' portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in each Series' portfolio;

   (f) provide the Advisor and the Fund with records concerning the Sub-Advisor's activities which the Fund is required to maintain;

   (g) render regular reports to the Advisor and the Fund's officers and directors concerning the Sub-Advisor's discharge of its responsibilities; and

   (h) discharge the foregoing responsibilities subject to the control of the Board and the overall supervision of the Advisor and in compliance with such policies as the Directors or the Advisor may from time to time establish, subject always to the provisions of the Fund's Articles of Incorporation and By-Laws, and the 1940 Act, and in compliance with the objectives, policies, and limitations for each Series as set forth in each Series' Prospectus and statement of additional information, as amended from time to time, and applicable laws and regulations.

   4. Portfolio Transactions. The Sub-Advisor is authorized in its discretion to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its best efforts to obtain the best net results as described from time to time in a Series' Prospectus and statement of additional information. The Sub-Advisor will promptly communicate to the Advisor and to the officers and the Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

   It is understood that the Sub-Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Prospectus and statement of additional information.

   Subject to the policies established by the Board in compliance with applicable law, the Sub-Advisor may direct Deutsche Bank Securities Inc. ('DB Securities') or any of its affiliates to execute portfolio transactions for the Fund on an agency basis. The commissions paid to DB Securities must be, as required by Rule 17e-1 under the 1940 Act, 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.' If the purchase or sale of securities consistent with the investment policies of each Series or one or more other accounts of the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-Advisor. DB Securities and the Sub-Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

   The Fund, on behalf of each Series, will not deal with the Sub-Advisor or DB Securities in any transaction in which the Sub-Advisor or DB Securities acts as a principal with respect to any part of a Series' order. If DB Securities is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

   5. Control by the Fund's Board. Any recommendations concerning a Series' investment program proposed by the Sub-Advisor and the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of a Series pursuant hereto, shall at all times be subject to any applicable directives of the Board.

   6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:

   (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, as amended;

   (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

   (c) the provisions of the Articles of Incorporation;

   (d) the provisions of the By-Laws; and

   (e) any other applicable provisions of state and federal law.

   7. Expenses. The expenses connected with the Fund on behalf of a Series shall be allocable between the Fund, the Sub-Advisor and the Advisor as follows:

   (a) The Sub-Advisor shall furnish at its expense and without cost to the Fund, the services of one or more officers of the Sub-Advisor, to the extent that such officers may be required by the Series for the proper conduct of its affairs.

   (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund on behalf of each Series, including, without limitation: payments to the Advisor under the Advisory Agreement between the Fund and the Advisor, payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of each Series' cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund on behalf of each Series in connection with portfo-lio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not 'interested persons' (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series' or Fund's operation unless otherwise explicitly provided herein.

   8. Compensation. For the services to be rendered hereunder by the Sub-Advisor, the Advisor shall pay to the Sub-Advisor monthly compensation in accordance with Schedule B. The Fund on behalf of each Series shall have no responsibility for such compensation.

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion, which such period bears to a full month. Payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible.

   9. Delegation of Sub-Advisory Services. Subject to the provisions of this Agreement, the duties of the Sub-Advisor, the portion of portfolio assets of the Series that the Sub-Advisor shall manage and the fees to be paid to the Sub-Advisor by the Advisor under and pursuant to this Agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Advisor, subject to the prior approval of the members of the Board who are not 'interested persons,' as defined in the 1940 Act.

   The Sub-Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Board. Such services will be performed on behalf of the Fund and the Sub-Advisor's charges in rendering such services will be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Sub-Advisor of any Fund expense that the Sub-Advisor is not required to pay or assume under this Agreement shall not relieve the Sub-Advisor of any of its obligations to the Fund nor obligate the Sub-Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

   10. Additional Series and Classes. In the event that the Fund establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Fund with respect to the series of shares or class of shares and the execution of an amended Schedule A reflecting the applicable names and terms.

   11. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and, except as may be otherwise permitted by then current law as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, (b) by vote of a majority of the outstanding voting securities of a Series; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided in Section 15 of the 1940 Act, the Sub-Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and thereunder. The foregoing requirement that continuance of this Agreement be 'specifically approved at least annually' shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

   This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the members of the Board or by vote of a majority of the outstanding voting securities of a Series or the Advisor on not less than 30 days nor more than 60 days written notice to the Sub-Advisor, or by the Sub-Advisor at any time without the payment of any penalty, on 60 days written notice to the Advisor and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

   As used in this Section 11, the term 'assignment' shall have the meaning as set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

   12. Non-Exclusivity. Each of the Advisor and the Sub-Advisor hereby represents and warrants that it is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. The services of the Sub-Advisor to the Advisor and the Fund on behalf of each Series are not to be deemed to be exclusive, and the Sub-Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the Sub-Advisor may serve as officers or members of the Board, and that officers or members of the Board may serve as officers or directors of the Sub-Advisor to the extent permitted by law; and that the officers and directors of the Sub-Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, or directors of any other firm or corporation, including other investment companies.

   13. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund or a Series, neither the Sub-Advisor nor any of its directors, officers or employees will act as principal or agent or receive any commission. The Sub-Advisor shall not knowingly recommend that a Series purchase, sell or retain securities of any issuer in which the Sub-Advisor has a financial interest without obtaining prior approval of the Advisor prior to the execution of any such transaction.

   14. Liability of Sub-Advisor. In the performance of its duties hereunder, the Sub-Advisor shall be obligated to exercise care and diligence and to act in good faith to ensure the accuracy of all services performed under this Agreement, but the Sub-Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or its officers, Directors or employees, or reckless disregard by the Sub-Advisor of its duties under this Agreement.

   15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently, such addresses are as follows: if for the Sub-Advisor, 466 Lexington Avenue, New York, New York 10017; if for the Fund, One South Street, Baltimore, Maryland 21202, and if for the Advisor, 280 Park Avenue, New York, New York 10017.

   16. Amendment of This Agreement. No provision of this Agreement may be changed or waived orally, but only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought, and no amendment to this Agreement shall be effective until approved by (a) the Board, including a majority of the members of the Board who are not interested persons of the Advisor, the Sub-Advisor or (other than as Board members) the Fund, cast in person at a meeting called for the purpose of voting on such approval, and, except as may be otherwise permitted by then current law as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, (b) a majority of the outstanding voting securities of a Series, as defined in the 1940 Act.

   17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations, orders or interpretative releases of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation, order or interpretative releases of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

   18. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

   19. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.


[SEAL]                              DEUTSCHE INVESTORS FUNDS, INC.

Attest: ------------------------    By:    ------------------------
  Name: ------------------------     Name: ------------------------
                                    Title: ------------------------

[SEAL]                              DEUTSCHE ASSET MANAGEMENT, INC.

Attest: ------------------------    By:    ------------------------
  Name: ------------------------    Name:  ------------------------
                                    Title: ------------------------

[SEAL]                              JENNISON ASSOCIATES LLC

Attest: ------------------------    By:    ------------------------
Name:   ------------------------     Name: ------------------------
                                    Title: ------------------------

                                  Schedule A

                            Growth Opportunity Fund

                                  Schedule B

               --------------------------------------------------
                            Growth Opportunity Fund
               --------------------------------------------------
                                          Advisory Fee as a % of
               Average Daily Net Assets  Average Daily Net Assets
               --------------------------------------------------
               First $250 million                 0.48%
               --------------------------------------------------
               Next $250 million                  0.45%
               --------------------------------------------------
               In excess of $500 million          0.42%
               --------------------------------------------------

                                                                      Exhibit M

                      Deutsche Investors Portfolios Trust

                        FORM OF SUB-ADVISORY AGREEMENT

   Agreement made as of        between DEUTSCHE ASSET MANAGEMENT, INC., a
Delaware corporation (the 'Investment Advisor') and DEUTSCHE ASSET MANAGEMENT (JAPAN) LIMITED, a company organized under the laws of the Federal Republic of Germany (hereinafter called the 'Sub-Advisor').

                             W I T N E S S E T H:

   WHEREAS, the Investment Advisor has entered into an Investment Management
Agreement dated as of        (the 'Investment Advisory Agreement') with the
Deutsche Investors Portfolios Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the '1940 Act') and organized as a trust under the laws of the State of New York (the 'Trust') on behalf of one non-diversified sub-trust named herein (such sub-trust, together with each sub-trust hereafter established by the Board of Trustees of the Trust (the 'Board of Trustees') and made subject to this Agreement in accordance with Section 11 hereof, individually a 'Portfolio' and collectively, the 'Portfolios'), pursuant to which the Investment Advisor will act as investment advisor to the sub-trusts named in the Investment Advisory Agreement;

   WHEREAS, the Investment Advisory Agreement contemplates that the Investment Advisor may appoint a sub-advisor to perform certain services relating to the management of the investment operations of the sub-trusts of the Trust, and the Sub-Advisor is willing to render such investment advisory services to the respective Portfolios designated herein; and

   WHEREAS, the Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940.

   NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

   1. The Investment Advisor hereby appoints the Sub-Advisor to act as sub-advisor to the Portfolios set forth under its name on Schedule A and for the period and on the terms set forth in this Agreement. The Sub-Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

   2. Subject to the general supervision of the Board of Trustees and the Investment Advisor, the Sub-Advisor shall manage the investment operations of each Portfolio and the composition of each Portfolio's holdings of securities and other investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with such Portfolio's investment objective and policies as stated in the Registration Statement (as defined in paragraph 3(d) of this Agreement) and subject to the following understandings:

   (a) The Sub-Advisor, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust and By-Laws of the Trust and the Registration Statement and with the instructions and directions of the Board of Trustees, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

   (b) the Sub-Advisor shall use the same skill and care in the management of each Portfolio's investments as it uses in the administration of other accounts for which it has investment responsibility as agent;

   (c) the Sub-Advisor shall determine the securities or other investments to be purchased, sold or lent by the Portfolio and as agent for each Portfolio will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, including a broker affiliated with the Sub-Advisor; in placing orders with brokers and/or dealers the Sub-Advisor intends to seek best price and execution for purchases and sales; the Sub-Advisor shall also determine whether or not a Portfolio shall enter into repurchase or reverse repurchase agreements;

   On occasions when the Sub-Advisor deems the purchase or sale of a security or other investment to be in the best interest of a Portfolio as well as other customers of the Sub-Advisor, the Sub-Advisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased on behalf of such Portfolio and such other customer of the Sub-Advisor in order to obtain best execution, including lower brokerage commissions, if applicable. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to a Portfolio;

   (d) the Sub-Advisor shall maintain a set of books and records with respect to each Portfolio's securities transactions as required by the Advisers Act and other applicable laws and regulations and shall render to the Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request; and

   (e) the services of the Sub-Advisor to the Trust under this Agreement are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others.

   Notwithstanding the foregoing, the Sub-Advisor is not authorized, and shall not be deemed to have assumed any duties under this Agreement, to make any business, operational or management decisions on behalf of the Trust or any Portfolio other than with respect to the investment operations and composition of a Portfolio's holdings of securities and other investments as set forth herein.

   3. The Investment Advisor has delivered copies of each of the following documents to the Sub-Advisor and will promptly notify and deliver to it all future amendments and supplements, if any:

   (a) Declaration of Trust of the Trust (such Declaration of Trust, as presently in effect and as amended from time to time, is herein called the 'Declaration of Trust');

   (b) By-Laws of the Trust (such By-Laws, as presently in effect and as amended from time to time, are herein called the 'By-Laws');

   (c) Certified resolutions of the Board of Trustees authorizing the appointment of the Investment Advisor and approving the form of this Agreement;

   (d) The Trust's Notification of Registration on Form N-8A under the 1940 Act, its Registration Statement on Form N-1A under the 1940 Act (File No. 811-8375) and the Registration Statement on Form N-lA of Deutsche Investors Funds, Inc. (File No. 333-07008) under the Securities Act of 1933, as amended, and the 1940 Act, as filed with the Securities and Exchange Commission (the 'Commission') on May 23, 1997, including all amendments thereto (together with the Registration Statement of the Trust, the 'Registration Statement').

   4. The Sub-Advisor shall keep the books and records required to be maintained by it pursuant to paragraph 2(e) of this Agreement. The Sub-Advisor agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust or to the Investment Advisor upon request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Investment Advisor with respect to the Portfolios by Rule 31a-2 of the Commission under the 1940 Act.

   5. During the term of this Agreement, the Sub-Advisor will pay all expenses, including personnel costs and overhead, incurred by it in connection with its activ-ities under this Agreement, other than the cost of securities and investments purchased or sold for the Portfolios (including taxes and brokerage commissions, if any) and extraordinary expenses.

   6. The Investment Advisor shall continue to have responsibility for all services to be provided to the Portfolios pursuant to the Investment Advisory Agreement and shall oversee and review the Sub-Advisor's performance of its duties under this Agreement.

   7. For the services provided and the expenses borne pursuant to this Agreement, the Investment Advisor will pay to the Sub-Advisor, as full compensation therefor, a fee, calculated daily and payable monthly in arrears, at an annual rate equal to the percentage of the average daily net assets of each Portfolio specified in Schedule A hereto.

   Subject to the provisions of this Agreement, the duties of the Sub-Advisor, the portion of Portfolio assets that such Sub-Advisor shall manage and the fees to be paid to the Sub-Advisor by the Investment Advisor under and pursuant to this Agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Investment Advisor, subject to the prior approval of the members of the Board of Trustees who are not 'interested persons', as defined in the 1940 Act.

   8. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Advisor, the Trust or any Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

   9. This Agreement shall continue in effect until the date two years after the date of its execution and shall continue in effect from year to year thereafter with respect to each Portfolio if such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Trust in its entirety or with respect to any Portfolio, at any time, without the payment of any penalty, (a) by the Investment Advisor, or (b) by the Trust, by vote of a majority of all the Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or such Portfolio, as the case may be, in each case on 60 days' written notice to the Sub-Advisor, or by the Sub-Advisor with respect to its respective Portfolios, at any time, without the payment of any penalty, on 60 days' written notice to the Investment Advisor and to the Trust. This Agreement will automatically and immedi-ately terminate in the event of its 'assignment' (as defined in the 1940 Act) or upon termination of the Investment Advisory Agreement.

   10. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees and the Investment Advisor from time to time, have no authority to act for or represent the Trust or any Portfolio in any way or otherwise be deemed an agent of the Trust or any Portfolio.

   11. This Agreement may be amended by the mutual consent of the parties. Any such amendment shall also require the consent of the Trust, which must be approved (a) by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Trust or, in the case of any such amendment affecting only one or several Portfolios, a majority of the outstanding voting securities of each such Portfolio. In the event that the Board of Trustees establish one or more additional sub-trusts with respect to which they retain the Investment Advisor to act as investment advisor, the Investment Advisor and the Sub-Advisor may amend Schedule A hereto to add each such sub-trust and specify the fee payable to the Sub-Advisor in respect thereof, in which event such sub-trust shall become subject to the provisions of this Agreement and be deemed a 'Portfolio' hereunder to the same extent as the existing Portfolios, except to the extent that such provisions may be modified with respect to any additional Portfolio in writing by the Investment Advisor and the Sub-Advisor at the time of the addition of the Portfolio.

   12. Notices of any kind to be given hereunder shall be in writing and shall be duly given if mailed or delivered as follows: (a) to the Sub-Advisor at Sanno Park Tower, 2-11-1, Nagata-Cho, Chiyoda-Ku, Tokyo, Japan 100-6173,
Attention: President, with a copy to the Investment Advisor; (b) to the Investment Advisor at 280 Park Avenue, New York, New York 10017, Attention:
President; (c) to the Trust at Cardinal Avenue, George Town, Grand Cayman, Cayman Islands, BWI; or (d) at such other address or to such other individual as any of the foregoing shall designate by notice to the others.

   13. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

   14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date set forth above.


                              DEUTSCHE ASSET MANAGEMENT, INC.

                              By:    ------------------------
                               Name: ------------------------
                              Title: ------------------------

                              DEUTSCHE ASSET MANAGEMENT
                                (JAPAN) LIMITED

                              By:    ------------------------
                              Name:  ------------------------
                              Title: ------------------------

                              By:    ------------------------
                               Name: ------------------------
                              Title: ------------------------

Acknowledged and Confirmed.

DEUTSCHE INVESTORS PORTFOLIOS
  TRUST

Attest: ------------------------
Name:   ------------------------
Title:  ------------------------

                                  Schedule A

               --------------------------------------------------
                                                   Fee
                                         (annualized % of average
                       Portfolio            daily net assets)
               --------------------------------------------------
               --------------------------------------------------
               Japanese Equity Portfolio          0.60%
               --------------------------------------------------

                                                                      Exhibit N

                    Principal Occupations of Each Director
                    and Principal Executive Officer of DWS

             -----------------------------------------------------
                       Name               Principal Occupation
             -----------------------------------------------------
             Udo Behrenwaldt            Managing Director and
                                        Spokesman of the Board of
                                        the Directors
             -----------------------------------------------------
             Axel-Guenter Benker        Managing Director
             -----------------------------------------------------
             Klaus Kaldemorgen          Managing Director
             -----------------------------------------------------
             Heinz-Wilhelm Fesser       Managing Director
             -----------------------------------------------------
             Holger Naumann             Director
             -----------------------------------------------------
             Michael Bergmann           Director
             -----------------------------------------------------
             Ralf Ring                  Vice President
             -----------------------------------------------------
             Henning Gebhardt           Vice President
             -----------------------------------------------------

                    Principal Occupations of Each Director
                  and Principal Executive Officer of Jennison

             -----------------------------------------------------
                       Name               Principal Occupation
             -----------------------------------------------------
             Michael Anthony Del Balso  Executive Vice President
                                        and Director
             -----------------------------------------------------
             John Howard Hobbs          Chief Executive Officer,
                                        Chairman and Director
             -----------------------------------------------------
             Karen Elizabeth Kohler     Chief Compliance Officer,
                                        Executive Vice President
                                        and Director
             -----------------------------------------------------
             Ann Kathleen McCarragher   Executive Vice President
                                        and Director
             -----------------------------------------------------
             Spiros Segalas             President and Director
             -----------------------------------------------------
             John Robert Strangfeld     Director
             -----------------------------------------------------
             Kevin Charles Uebelein     Director
             -----------------------------------------------------
             Bruce Bernard Winograd     Director
             -----------------------------------------------------
             Mary-Jane Flaherty         Director
             -----------------------------------------------------
             Philip Nicholas Russo      Director
             -----------------------------------------------------
             Victor Ying-Wing Sim       Director
             -----------------------------------------------------

                    Principal Occupations of Each Director
 and Principal Executive Officer of Deutsche Asset Management (Japan) Limited

             -----------------------------------------------------
                       Name               Principal Occupation
             -----------------------------------------------------
             Isao Sakaguchi             Director and President
             -----------------------------------------------------
             Anthony Jude Lally         Managing Director
             -----------------------------------------------------
             Masaki Fukuda              Director, Head of
                                        Compliance
             -----------------------------------------------------
             Brian Edwin Scullin        Part Time Director
             -----------------------------------------------------
             Timothy John Hudson        Chief Operating Officer
             -----------------------------------------------------
             Yoshikane Takahashi        Financial Officer
             -----------------------------------------------------

                                                                      Exhibit O

   Information Regarding Investment Companies Advised or Sub-Advised By DWS

   Other than the Global Biotechnology Fund and the Japanese Equity Fund, DWS does not advise or sub-advise any other registered U.S. investment companies with similar Fund objectives to the aforementioned Funds.

 Information Regarding Investment Companies Advised or Sub-Advised By Jennison

                                               Assets Under
                                             Management as of    Contractual
  Funds with similar investment objectives     May 31, 2002   Sub-Advisory fees
 ------------------------------------------------------------------------------
 Growth Opportunity Fund                      $3,857,928.57         0.48%/1/
 Prudential U.S. Emerging Growth Fund, Inc.   $ 520,178,634*        Note 1
 Strategic Partners Opportunity Funds         $  86,115,514*        Note 2
 The Prudential Series Fund, Inc.--SP
   Prudential U.S. Emerging Growth Portfolio  $  44,064,861         0.30%

--------
 * This figure represents only that portion of the Fund's assets managed by Jennison.
/1 /For the Fund's sub-advisory fee schedule, please see Exhibit G.

Note 1--0.30% on the first $1 billion Jennison manages and 0.261% on assets in excess of $1 billion.
Note 2--0.50% on the first $1 billion Jennison manages and 0.40% on assets in excess of $1 billion.

 Information Regarding Investment Companies Advised or Sub-Advised By Deutsche
                       Asset Management (Japan) Limited

                                             Assets Under
                                           Management as of    Contractual
  Funds with similar investment objectives   May 31, 2002   Sub-Advisory fees
  ---------------------------------------------------------------------------
         Japanese Equity Portfolio         $  3,700,360.69         0.60%/1/
         Japanese Equity Fund              $  3,700,360.69        --/1/
         Scudder Japan Fund, Inc.          $376,458,179.10         0.28%

--------
/1/ Japanese Equity Portfolio is the master portfolio. The Japanese Equity Fund is the only feeder fund to the Japanese Equity Portfolio. The advisory fee is paid by the master portfolio under the advisory agreement and allocated to the feeder fund.

For more information please call your Fund's information agent, Georgeson Shareholder Communications, Inc. at (866) 474-6829.


                                                                  Flag DIFI #16

Deutsche Asset Management  [/]                        Vote by Touch-Tone Phone, by Mail or via the Internet!
A Member of the Deutsche Bank Group                       CALL:  To vote by phone call toll-free 1-888-221-0697 and
                                                                 use the control number on the front of your proxy card.
        Deutsche Investors Funds, Inc.                INTERNET:  Vote on the Internet at www.proxyweb.com and use the
     P.O. BOX 9132, HINGHAM, MA 02043-9132                       control number on the front of your proxy card.
                                                          MAIL:  Return the signed proxy card in the enclosed envelope.
                                                      Do not return your proxy card if you vote by phone or Internet.

*** CONTROL NUMBER:  999  999  999  999  99  ***

                                                        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                                     To Be Held August 16, 2002 at 10:00 am, Eastern time

The undersigned hereby appoints Bruce A. Rosenblum, Tammie Lee and Savonne L. Ferguson and each of them, with the full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the `Special Meeting'), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals 1, 2A, 2B, 3A and 3B, as applicable. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and for all Proposals will have the effect of votes AGAINST the Proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2A, 2B, 3A and 3B, AS APPLICABLE.

                                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED
                                      AND DATED.

                                      Dated:  ________________________

                                      ------------------------------------------


                                      ------------------------------------------
                                        Signature(s) (Title(s), if applicable)
                                      Joint owners should each sign. Please
                                      sign exactly as your name or names appear on this card. When signing as an attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.

                                                    Deutsche Investors Funds #16
             Please fill in box(es) as shown using black or        |X|
             blue ink or number 2 pencil.
             PLEASE DO NOT USE FINE POINT PENS.

The Special Meeting is being held to consider and vote on the following matters for the Company and the Funds, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

                                                                                         FOR      WITHHOLD    FOR ALL
                                                                                         ALL        ALL       EXCEPT
PROPOSAL 1:  (Voted on by All Funds together) To elect eleven Directors                  [_]        [_]        [_]
             of the Company to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

(01) Richard R. Burt       (05) Joseph R. Hardiman      (09) Philip Saunders, Jr.
(02) S. Leland Dill        (06) Richard J. Herring      (10) William N. Searcy
(03) Martin J. Gruber      (07) Graham E. Jones         (11) Robert H. Wadsworth
(04) Richard T. Hale       (08) Rebecca W. Rimel

To withhold authority to vote, mark `For All Except' and write the nominees number on the line below.

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
PROPOSAL 2A: (Global Biotechnology and Growth Opportunity only) To approve a             FOR      AGAINST    ABSTAIN
             new investment advisory agreement (a `New Advisory Agreement')              [_]        [_]        [_]
             between the Company, on behalf of the Funds, and Deutsche Asset
             Management, Inc. (`DeAM, Inc.') to be implemented within two years of the date of the Special Meeting upon approval of the members of the
             Company's Board of Directors who are not `interested persons' (as defined in the Investment Company Act of 1940, as amended).

PROPOSAL 2B: (Top 50 US and Japanese Equity only) To approve a new investment            [_]        [_]        [_]
             advisory agreement (a `New Advisory Agreement') between the Trust, on behalf of the Portfolios, and DeAM, Inc. to be implemented within two years of the date of the Special Meeting upon approval of the members of the Trust's Board of Trustees who are not
             `interested persons' (as defined in the Investment Company Act of 1940, as amended).

PROPOSAL 3A: (Global Biotechnology and Growth Opportunity only) To approve a new         [_]        [_]        [_]
             sub-advisory agreement (a `New Sub-Advisory Agreement') among the
             Company, on behalf of the Funds, DeAM, Inc. and each Fund's respective sub-advisor (each a `Sub-Advisor') to be implemented within two years of the date of the Special Meeting upon approval of the members of the
             Company's Board of Directors who are not `interested persons' (as defined in the Investment Company Act of 1940, as amended).

PROPOSAL 3B: (Japanese Equity only) To approve a new sub-advisory agreement (a           [_]        [_]        [_]
             `New Sub-Advisory Agreement') between DeAM Inc. and Deutsche
             Asset Management (Japan) Limited (`DeAMJ' or the 'Sub-Advisor')
             to be implemented upon approval of the members of the Trust's Board of Trustees who are not `interested persons' (as defined in the
             Investment Company Act of 1940, as amended)